UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

DMC GLOBAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAY 14, 2025 8:30 a.m. Local Time 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021	NOTICE of Annual Meeting of Stockholders

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET Visit the website on your proxy card

BY TELEPHONE Call the telephone number on your proxy card

BY MAIL Sign, date and return your proxy card in the enclosed envelope

IN PERSON Attend the annual meeting in Broomfield, Colorado See page 5 for instructions on how to attend

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS PROVIDED TO YOU AND VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

To the Stockholders of DMC Global Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DMC Global Inc., a Delaware corporation, will be held on May 14, 2025, at 8:30 a.m. local time at 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021, for the following purposes:

1.	To elect the five director nominees identified in the accompanying proxy statement to hold office until the 2026 Annual Meeting of Stockholders;
2.	To approve a non-binding, advisory vote on the compensation of our named executive officers;
3.	To approve the DMC Global Inc. 2025 Omnibus Incentive Plan;
4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on March 20, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 14, 2025. Similar to last year, we will be using the “Notice and Access” method that allows companies to provide proxy materials to stockholders via the Internet. On or about April 1, 2025, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials which contains specific instructions on how to access Annual Meeting materials via the Internet, as well as instructions on how to request paper copies. We believe this process should provide a convenient way to access your proxy materials and vote. The Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.investorvote.com/boom.

By Order of the Board of Directors,

ERIC V. WALTER

Chief Financial Officer

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2025 PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS AND SUPPLEMENTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THE SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER AND THE ENTIRE PROXY STATEMENT SHOULD BE READ CAREFULLY BEFORE VOTING.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:30 a.m. local time, May 14, 2025
Place	11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
Record Date	March 20, 2025

AGENDA

•	The election of the five director nominees identified in this proxy statement
•	An advisory vote on the compensation of our named executive officers
•	Approval of the DMC Global Inc. 2025 Omnibus Incentive Plan (the “2025 Plan”)
•	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for 2025
•	Such other business as may properly come before the meeting

VOTING MATTERS

Proposal	Board Recommendation	Page Reference (for more detail)
1. Election of directors	FOR each Nominee	5
2. Advisory vote on executive compensation	FOR	17
3. Approval of the 2025 Plan	FOR	18
4. Ratification of appointment of Ernst & Young LLP as auditor for 2025	FOR	27

DMC GLOBAL INC. • 2025 PROXY STATEMENT	1

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INFORMATION CONCERNING THE ANNUAL MEETING AND VOTING

GENERAL

The Board of Directors (the “Board”) of DMC Global Inc., a Delaware corporation, is soliciting proxies for use at the 2025 Annual Meeting of Stockholders to be held on May 14, 2025, at 8:30 a.m., local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021. On or about April 1, 2025, we will mail to all stockholders entitled to vote at the meeting a Notice of Internet Availability of Proxy Materials that contains specific instructions on how to access Annual Meeting materials via the Internet, as well as instructions on how to request paper copies. Unless the context otherwise requires, references to “the Company,” “DMC,” “we,” “us” or “our” refer to DMC Global Inc.

SOLICITATION

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies via the Internet may be supplemented by mail, telephone, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers, or other regular employees for such services.

OUTSTANDING SHARES AND QUORUM

Only holders of record of common stock at the close of business on March 20, 2025, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 20, 2025, we had 20,550,530 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

The presence, in person or by proxy duly authorized, of the holders of a majority in voting power of the outstanding shares of common stock entitled to vote will constitute a quorum at the Annual Meeting. However, if a quorum is not represented at the Annual Meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the originally scheduled meeting.

VOTING RIGHTS AND PROCEDURES

Votes cast by proxy or in person will be counted by one or more persons appointed by us to act as inspectors (the “Election Inspectors”) for the Annual Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will not have any effect on proposals 1, 2, 3 or 4.

Broker non-votes occur when a broker holding stock on behalf of a beneficial owner (in which case the stock is commonly referred to as being held “in street name”) lacks authority to vote the shares on some matters. Brokers are permitted to vote on “routine” proposals when they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters in the absence of such instructions. Proposal 4 relating to the ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2025 is considered “routine,” and as such there will be no broker non-votes for such proposal.

DMC GLOBAL INC. • 2025 PROXY STATEMENT	2

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However, brokers will not be allowed to vote without instruction on proposals 1, 2, or 3. The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Broker non-votes will have no effect on proposals 1, 2, or 3.

We urge you to give voting instructions to your broker on all proposals.

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) for such candidate is required to submit a letter of resignation to the Board. See “Majority Voting Policy” below. Proxies may not be voted for a greater number of persons than there are nominees.

The non-binding advisory vote on the compensation of our named executive officers is subject to approval by the affirmative vote of the holders of a majority of the votes cast with respect to Proposal 2.

The approval of our 2025 Plan is subject to approval by the affirmative vote of the holders of a majority of the votes cast with respect to Proposal 3.

The ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm is subject to approval by the affirmative vote of the holders of a majority of the votes cast with respect to Proposal 4.

If no direction is indicated on a proxy card, the shares will be voted FOR each of the proposals set forth in this proxy statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

APPRAISAL RIGHTS

No action is proposed at the Annual Meeting for which the laws of the state of Delaware or our Bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholder’s common stock.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time prior to the Annual Meeting. It may be revoked by filing with our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING YOUR SHARES

Stockholder of Record: If you are a stockholder of record, there are several ways for you to vote your shares, as follows:

•	Via the Internet: If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
•	By Telephone: You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
•	By Written Proxy: If you have received or requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
•	In Person: All stockholders of record may vote in person at the Annual Meeting. For those planning to attend in person, we also recommend submitting a proxy card or voting by telephone or via the Internet to ensure that your vote will be counted if you later decide not to attend the meeting.

Beneficial Owner: If you are a beneficial owner, you should have received voting instructions from your broker, bank or other nominee. Beneficial owners must follow the voting instructions provided by their nominee in order to direct such broker, bank or other nominee as to how to vote their shares. The availability of telephone and Internet voting depends on the voting process of such broker, bank or nominee. Beneficial owners must obtain a legal proxy from their broker, bank or nominee prior to the Annual Meeting in order to vote in person.

DMC GLOBAL INC. • 2025 PROXY STATEMENT	3

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STOCKHOLDER PROPOSALS

Proposals of stockholders that are intended to be presented at our 2026 Annual Meeting of Stockholders and to be included in our proxy materials for the meeting must be received by us no later than December 2, 2025, in order to be included in the proxy statement and proxy relating to that annual meeting.

Notice of any stockholder proposal to be considered at our 2026 Annual Meeting of Stockholders but not included in our proxy materials, must be submitted in writing and received by us in the manner set forth in our Bylaws. In general, the Bylaws provide that such a notice must be delivered not later than 90 days and not earlier than 120 days prior to the first anniversary of this year’s annual meeting date, or between January 14, 2026 and February 13, 2026, inclusive of any information required by Rule 14a-19 under the Exchange Act.

CONTACT INFORMATION

If you have questions or need more information about the Annual Meeting, or if you wish to submit a question or question to be asked at the Annual Meeting, you may write to or call:

Corporate Secretary
DMC Global Inc.
11800 Ridge Parkway, Suite 300
Broomfield, CO 80021
(303) 665-5700
corpsecretary@dmcglobal.com

You are also invited to visit the Company website at www.dmcglobal.com. The Company’s website materials are not incorporated by reference into this Proxy Statement.

NOTICE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our near term priorities in 2025, expectations regarding new product innovations in 2025 and, expectations regarding the performance of our business units. Such statements are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to the risks detailed from time to time in our SEC reports, including the Annual Report on Form 10-K for the year ended December 31, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC. • 2025 PROXY STATEMENT	4

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PROPOSAL 1

ELECTION OF DIRECTORS

There are five nominees for election to the Board. Each director elected will hold office until the 2026 Annual Meeting, or until his or her successor is elected and qualified, or until such director’s earlier death, resignation, or removal. As previously disclosed, Peter Rose is retiring at the end of his current term and will not stand for re-election at the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. Each of the nominees has consented to be named as a nominee and to serve as a director if elected. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Corporate Governance and Nominating Committee of the Board may propose.

NOMINEES

The names of the nominees and certain information about them are set forth below. In addition, we have included information about each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that the nominee should serve as a director of the Company, in light of our business and corporate strategy.

Name	Position	Age
James O’Leary	Executive Chairman, Interim President and Chief Executive Officer	62
Simon M. Bates	Director	58
Ruth I. Dreessen	Director	69
Michael A. Kelly	Director	68
Ouma Sananikone	Lead Independent Director	67

Director since: 2023

JAMES O’LEARY

Skills and Qualifications

•  Comprehensive leadership experience in a range of industries, with deep experience in building products

•  Diverse board experience

Current Public Company Directorships:

•  Builders FirstSource

Mr. O’Leary was appointed as a director in November 2023, Executive Chairman of the Board on October 16, 2024, and as the Company’s Interim President and Chief Executive Officer effective as of November 29, 2024. He currently serves as a director of Builders FirstSource, Inc. (NYSE: BLDR), the nation’s leading supplier of structural building products, value-added components and services to the professional building market. He served as Chairman of the Board of a predecessor company, BMC Stock Holdings, Inc., prior to its merger with Builders FirstSource in 2021. He served as a director of BMC beginning in 2014. He has also served as the Chairman of Kinematics Manufacturing Company, a leading global manufacturer of high precision slewing drive systems to the utility-scale solar industry since 2015. He also serves on the board of Prosource Plumbing and as a Senior Advisor to certain private equity firms. He previously served as Chairman and Chief Executive Officer of WireCo Worldgroup, Inc., a leading global manufacturer of engineered wire, steel rope, and synthetic rope, from January 2017 until July 2019. Prior to this, Mr. O’Leary served as Chairman of the Board and Chief Executive Officer of Kaydon Corporation, Inc., a diversified global manufacturer of precision industrial goods, from March 2007 until its successful sale in October 2013. From October 2013 to March 2014, Mr. O’Leary served as a Senior Advisor to the SKF Group, the acquiror of Kaydon Corporation, Inc. From 2005 to March 2007, he served as an independent director of Kaydon Corporation, Inc. Mr. O’Leary is a certified public accountant (currently inactive) in the State of New York and holds a B.B.A. from Pace University and an M.B.A. from the Wharton School of the University of Pennsylvania.

DMC GLOBAL INC. • 2025 PROXY STATEMENT	5

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Director since: 2024 Independent Committees: • Risk (Chair) • Audit • Compensation • Corporate Governance and Nominating

SIMON M. BATES

Skills and Qualifications

•  Current and practical experience in leadership of global operations, financial analysis, project management, risk management, and health, environment, safety and security matters

•  Extensive skills in strategic planning and corporate development in the industries in which the Company and its customers operate

•  Extensive experience in mergers, acquisitions, and divestments

Mr. Bates was appointed as a director in June 2024. He served as CEO of Argos North America, one of the largest cement and ready-mix concrete producers in the United States, from October 2022 to January 2024, when Argos North America was sold to Summit Materials. Prior to his role at Argos North America, Mr. Bates held the position of President and Chief Executive Officer and member of the board of directors of GCP Applied Technologies Inc. (“GCP”) from October 2020 to October 2022, when it was acquired by Saint-Gobain. GCP was a leading global provider of construction products, including high performance specialty construction chemicals and building materials. Additionally, Mr. Bates served as a director of U. S. Silica Holdings, Inc. (“SLCA”), a global performance materials company and a leading producer of commercial silica used in the oil and gas industry and in a wide range of industrial applications, from July 2023 until SLCA’s acquisition by Apollo Global Management in July 2024. From April 2017 to October 2020, Mr. Bates served as President of Infrastructure Products Group, a division of CRH plc, a publicly-traded manufacturer of building products and materials.

Director since: 2020 Independent Committees: • Audit (Chair) • Compensation • Corporate Governance and Nominating

RUTH I. DREESSEN

Skills and Qualifications

•  Extensive financial and management background in investment banking and private equity in the chemical and related industries

•  Substantial experience in financial analysis, capital markets and strategic planning

•  Over two decades of financial leadership experience in the chemical, energy and petrochemical industries

Ms. Dreessen was appointed as a director in October 2020. She has more than 25 years of experience in financial leadership roles, specifically in the chemical industry. From 2020 to 2024, Ms. Dreessen served as an Operating Partner of Triten Energy Partners, a private equity firm. From 2012 to 2023, she served as a director, and from 2015 to 2023, Chairperson of Gevo, Inc. (NASDAQ: GEVO), a publicly held company focused on sustainable aviation fuel. From 2010 to December 2018, Ms. Dreessen was a Managing Director of Lion Chemical Partners, LLC, a private equity firm focused on chemical and related industries. Prior to joining Lion Chemical Partners, Ms. Dreessen served as the Executive Vice President and Chief Financial Officer of TPC Group Inc. from 2005 to 2010. Before joining TPC Group, Ms. Dreessen was Senior Vice President, Chief Financial Officer and Director of Westlake Chemical Corporation. Previously she spent 21 years at J.P. Morgan Securities LLC and predecessor companies, ultimately as a Managing Director of chemicals investment banking. Ms. Dreessen received her undergraduate degree from the New College of Florida and holds a master’s degree in International Affairs from Columbia University. In 2024, Ms. Dreessen earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University.

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Director since: 2020 Independent Committees: • Compensation (Chair) • Corporate Governance and Nominating • Risk

MICHAEL A. KELLY

Skills and Qualifications

•  Diversified background in finance, operations and the life sciences industry

•  Extensive skills in executive leadership, finance, operations and management

•  In depth experience with a multinational company operating in global markets

Current Public Company Directorships:

•  Amicus Therapeutics, Inc.

•  NeoGenomics, Inc.

•  Prime Medicine, Inc.

Mr. Kelly was appointed as a director in July 2020. He has more than two decades of executive experience in senior leadership roles in the life sciences industry. He founded and has served as President of Sentry Hill Partners, LLC, a global life sciences transformation and management consulting business, since January 2018. Mr. Kelly worked in various capacities at Amgen, Inc. from 2003 to 2017, most recently as Senior Vice President, Global Business Services from July 2014 to July 2017, and as acting Chief Financial Officer from January to July 2014. Prior to his service at Amgen, he served as Chief Financial Officer of Tanox, Inc. from 2000 to 2003, Vice President, Finance and Corporate Controller of Biogen, Inc. from 1998 to 2000 and Vice President, Finance and Chief Financial Officer of Nutrasweet Kelco Company from 1996 to 1998. From February 2019 to April 2023, he served on the board of directors of HOOKIPA Pharma, Inc., a biopharmaceutical company. He currently serves as an independent member of the board of directors for each of Amicus Therapeutics, Inc. (NASDAQ: FOLD), NeoGenomics, Inc. (NASDAQ:NEO) and Prime Medicine, Inc. (NASDAQ: PRME) each of which is a publicly traded company. Mr. Kelly holds a bachelor’s degree in Business Administration from Florida A&M University.

Director since: 2023 Independent Committees: • Corporate Governance and Nominating (Chair) • Audit

OUMA SANANIKONE

Skills and Qualifications

•  Extensive financial and management background in investment banking and finance

•  Significant experience in strategic planning at both executive and board levels

•  Deep leadership experience in the finance and investment management sectors

Current Public Company Directorships:

•  iA Financial Group (Toronto Stock Exchange)

•  Innergex Renewable Energy (Toronto Stock Exchange)

•  Gecina (Paris Stock Exchange)

Ms. Sananikone was appointed as a director in August 2023 and as Lead Independent Director in October 2024. She has over 30 years in finance and investment management experience at both executive and board levels. Ms. Sananikone retired as Managing Director, Corporate Strategy & Development, of BT Financial Group/Westpac Banking Corporation in 2003. She served in various consulting roles from 2003 to 2006 and from 2005 to 2008 was an Honorary Australian Financial Services Fellow on behalf of the Government of Australia. From 2000 to 2001 she was the Chief Executive Officer of Aberdeen Asset Management PLC. She is currently serving on the boards of iA Financial Group, Innergex Renewable Energy, Inc., and Ivanhoe Cambridge, Inc. She previously served on the board of Hafnia Ltd from November 2019 to November 2023. She graduated with a B.A. in Economics and Political Science from Australian National University and holds a Masters of Commerce degree from New South Wales University.

REQUISITE VOTE

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such candidate is required to submit a letter of resignation to the Board. Abstentions and broker non-votes will not be counted as votes cast for purposes of this proposal and will have no legal effect on this proposal.

THE BOARD RECOMMENDS VOTE “FOR” EACH NAMED NOMINEE

DMC GLOBAL INC. • 2025 PROXY STATEMENT	7

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EXECUTIVE OFFICERS

The following individuals serve as our executive officers. Each executive officer is appointed by the Board and serves at the pleasure of the Board, subject to the terms of applicable employment agreements or arrangements as described under “Employment Agreements.”

Name	Position	Age
James O’Leary	Executive Chairman, Interim President and Chief Executive Officer	62
Eric Walter	Chief Financial Officer	55
James Schladen	President, Arcadia	66
Ian Grieves	President and Managing Director, DynaEnergetics	56
Antoine Nobili	President, NobelClad	53
Brett Seger	Chief Accounting Officer	41

James O’Leary. Information regarding Mr. O’Leary, our Executive Chairman, Interim President and Chief Executive Officer is provided under Proposal 1 of this proxy statement under the caption, “Nominees.”

Eric Walter. Mr. Walter was named Chief Financial Officer of the Company on February 28, 2023, after serving as Senior Vice President of Finance since January 23, 2023. Prior to this role, Mr. Walter spent the past six years with Jacobs (NYSE: J), a $15 billion engineering and professional services firm. During this time, he held a variety of roles including CFO of the People & Places Solutions business, Jacobs’ largest division with annual revenue of $9 billion, as well as led the treasury, shared services, and FP&A functions. Before joining Jacobs, Mr. Walter worked for 13 years in the industrial distribution sector, first at Unisource Worldwide, Inc. and later at Veritiv Corporation (NYSE: VRTV), in a variety of financial leadership roles. Prior to this experience, Mr. Walter worked at Arthur Andersen, Accenture, and a private equity-owned software company. Mr. Walter graduated with a B.A. in Accounting and Business Administration from Furman University and an M.B.A from Duke University. He also holds the Certified Public Accountant (inactive), Chartered Financial Analyst, and Certified Treasury Professional (inactive) designations.

James Schladen. Mr. Schladen was named President of Arcadia, effective February 3, 2025. He previously served in this position from 2000 to January 2, 2023. Mr. Schladen started at Arcadia in 1986 and subsequently left to co-found Wilson Partitions, a building products business focused on commercial interior products. Wilson Partitions was acquired by Arcadia in 1998, at which time Mr. Schladen rejoined the company and worked in various roles, including Head of Sales for Arcadia Commercial Exteriors and as President of Commercial Interiors, until he was appointed President in 2000. Mr. Schladen has a B.S. in Business Economics from the University of California, Los Angeles.

Ian Grieves. Mr. Grieves serves as President and Managing Director of DynaEnergetics, having previously served as Senior Vice President and General Manager of DynaEnergetics from his appointment in January 2013. From 2006 until joining the Company, Mr. Grieves was employed by Lydall Inc. as senior vice president of the company’s performance materials division from 2010 to 2013, and as vice president and general manager Europe of the company’s filtration division from 2006 to 2010. From 1995 to 2005, he was employed in various financial and general management positions with AAF International Inc., with his last position being that of vice president and general manager of AAF Europe from 2003 to 2005. Mr. Grieves studied economics and graduated from the University of Sunderland, United Kingdom.

Antoine Nobili. Mr. Nobili was named President of NobelClad in July 2020. Previously, he spent 11 years as managing director of NobelClad’s European operations. He joined the business in 1995 as a research and development engineer. In 2000, he was promoted to product manager, and led the commercialization of NobelClad’s explosion-welded electrical transition joints (ETJs), which today are used extensively by the global aluminum smelting industry. He was named general manager of operations of NobelClad’s manufacturing facility in Rivesaltes, France in 2003. In 2009, he became managing director of the EMEA region (Europe, Middle-East and Africa), including NobelClad’s manufacturing operations in Germany. Mr. Nobili holds an M.B.A from IFG – the French Institute for Business and Administration and a master’s degree in mechanical engineering from the National School of Engineers of Tarbes.

Brett Seger. Mr. Seger was named Chief Accounting Officer on March 1, 2023. He served as the Company’s Vice President of Finance Integration since January 2022, with the primary responsibility of managing the coordination of significant financial activities relating to the Company’s subsidiary Arcadia Products, LLC. Prior to joining the Company, Mr. Seger spent over a decade as an employee of Ernst & Young LLP, most recently as an Audit Senior Manager. Mr. Seger graduated with a B.S. in Accounting and an M.B.A from the University of Denver and also holds the Certified Public Accountant professional designation.

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BOARD OF DIRECTORS

MEETING ATTENDANCE

Directors are encouraged to attend our Annual Meeting of Stockholders. All of our directors then in office attended the 2024 Annual Meeting of Stockholders.

During the fiscal year ended December 31, 2024, the Board held 45 meetings. During the fiscal year ended December 31, 2024, each of our directors attended more than 75% of the aggregate of (i) the number of meetings of the Board held during the period in which he or she was a director and (ii) the number of meetings of the committees on which he or she served, except for Mr. Bates, who attended 75% of the number of meetings for the committees on which he served but did not attend 75% of the Board meetings.

DIRECTOR INDEPENDENCE

The Board has determined that five of the six current directors, Messrs. Bates, Kelly, and Rose and Mses. Dreessen and Sananikone, are “independent” directors under the rules promulgated by the Securities and Exchange Commission (“SEC”) and applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). In making its determinations of independence, the Board considered factors for each director such as other directorships, employment or consulting arrangements, and any relationships with our customers or suppliers. The Board also considered a review of any transactions with entities associated with our directors or members of their immediate family.

The Board determined that there were no related-party transactions or other relationships that needed to be considered in evaluating whether these directors are independent. Mr. O’Leary, our Executive Chairman and Interim President and Chief Executive Officer, is the only Board member nominated for re-election who is not independent based on these criteria.

All current members of each of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee are independent directors. Our independent directors hold regularly scheduled meetings in executive session, at which only independent directors are present.

BOARD LEADERSHIP STRUCTURE

We believe our Board leadership structure provides the appropriate balance of oversight by independent directors and management insight. The Board believes the independent directors should have the flexibility to respond to changing circumstances and choose the board leadership structure that best fits the Company’s needs as they evolve over time. Mr. O’Leary currently serves as Executive Chairman and Interim President and Chief Executive Officer. Having a combined Executive Chairman and Chief Executive Officer is only one element of our leadership structure, which also includes a Lead Independent Director and active, independent non-employee directors. The Board has determined that the appropriate structure for the Board at this time is for Mr. O’Leary, our Interim President and Chief Executive Officer, to serve as Executive Chairman of the Board, while also providing for the counterbalance of a strong Lead Independent Director role and other good governance practices. Upon the appointment of Mr. O’Leary as Executive Chairman in October 2024, the Board appointed Ms. Sananikone as Lead Independent Director. Our Lead Independent Director is responsible for assisting the Executive Chairman in preparing meeting agendas for the Board and serving as liaison between the Executive Chairman and the independent directors.

Our Board currently has five independent members and only one non-independent member, James O’Leary, Executive Chairman and Interim President and Chief Executive Officer. A number of our independent Board members are currently serving or have served as senior management of other public companies and are currently serving or have served as directors of other public companies. We believe that the number of experienced, independent directors benefits the Company and our stockholders.

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BOARD COMMITTEES

The Board currently has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Risk Committee. Each committee operates under a written charter, which sets forth the functions and responsibilities of the committee. A copy of the charter of each committee can be viewed on our website, www.dmcglobal.com.

MEMBERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Risk Committee
INDEPENDENT DIRECTORS
Simon M. Bates
Ruth I. Dreessen
Michael A. Kelly
Clifton Peter Rose
Ouma Sananikone**
NON-INDEPENDENT DIRECTORS
James O’Leary*

Member	Chair *Executive Chairman **Lead Independent Director

The Audit Committee

The Audit Committee meets with our independent registered public accounting firm at least four times a year to review quarterly financial results and the annual audit, discuss financial statements and related disclosures, and receive and consider the accountants’ comments as to internal control over financial reporting, adequacy of staff and management performance and procedures in connection with the annual audit and internal control over financial reporting. The Audit Committee also appoints the independent registered public accounting firm. The current members of the Audit Committee are Mses. Dreessen and Sananikone and Mr. Bates, each of whom is a non-employee director that the Board has determined to be “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated by the SEC thereunder, and the applicable rules of the Nasdaq. The Audit Committee has determined that Ms. Dreessen qualifies as an “audit committee financial expert” under the rules of the SEC.

The Charter of the Audit Committee requires the Audit Committee comprise three or more independent directors, at least one of whom qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K. The Charter of the Audit Committee charges the Audit Committee with the primary responsibility of reviewing the Company’s compliance with the Code of Ethics and Business Conduct (“Code of Ethics”) as it relates to financial statement and reporting issues and related party transactions that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

During 2024 the Audit Committee met ten times.

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The Compensation Committee

The Compensation Committee makes recommendations concerning salaries, incentive compensation and equity-based awards to employees and non-employee directors under our stock incentive plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is also responsible for reviewing and approving the Compensation Discussion and Analysis included in the Company’s proxy statement.

The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The current members of the Compensation Committee are Messrs. Kelly and Bates and Ms. Dreessen, each of whom is a non-employee director that the Board has determined to be “independent” under SEC and Nasdaq rules. In addition to the nine formal meetings held during 2024, members of the Compensation Committee met informally several times in 2024 to discuss the Company’s CEO transition in November 2024.

During 2024, the Compensation Committee met nine times.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee recommends director nominees and sets corporate governance policies for the Board and Company. The current members of the Corporate Governance and Nominating Committee are Mses. Sananikone and Dreessen, and Messrs. Kelly and Bates, each of whom is a non-employee director that the Board has determined to be “independent” under SEC and Nasdaq rules. The main purposes of this Committee are (i) to identify and recommend individuals to the Board for nomination as members of the Board and its committees; (ii) to develop and recommend to the Board corporate governance principles applicable to the Company; (iii) to oversee the Board’s annual evaluation of its performance; (iv) in coordination with the Audit Committee, review compliance with the Company’s Code of Ethics; and (v) to undertake such other duties as the Board may from time to time delegate to the Committee.

During 2024, the Corporate Governance and Nominating Committee met seven times.

The Risk Committee

The Risk Committee is responsible for broad oversight of risk, with the primary purpose of assisting the Board with its oversight of the Company’s level of risk, risk assessment and risk management in areas not otherwise addressed by other committees of the Board, including review of the health, safety, environmental and sustainability practices and policies of the Company. The Risk Committee is also responsible for review of controls around cybersecurity and incident responses, reviewing the Company’s information security budget and independent assessments of the Company’s information security programs, and reviewing the Company’s Cybersecurity Incident Response Plan.

The current members of the Risk Committee are Messrs. Bates, Kelly and O’Leary, each of whom, other than Mr. O’Leary, the Board has determined are “independent” under SEC and Nasdaq rules.

During 2024, the Risk Committee met four times.

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CORPORATE GOVERNANCE

DMC is committed to sound principles of corporate governance. Our Board has adopted Corporate Governance Guidelines and other corporate governance policies that supplement certain provisions of our bylaws and relate to the composition, structure, interaction and operation of the Board of Directors. Our Board periodically, and at least annually, reviews and revises the Corporate Governance Guidelines and other policies, as appropriate, to ensure that they reflect our Board’s corporate governance objectives and commitments. Copies of our Corporate Governance Guidelines and other governance documents can be found on the “Governance – Governance Documents” page of the “Investors” section of our website at www.dmcglobal.com. You should review these documents for a complete understanding of these corporate governance practices, but some of the key elements of our strong governance policies and practices are summarized below:

TERM LIMITATIONS

Our Corporate Governance Guidelines provide that directors should serve no longer than a total of 15 years as a non-employee director or after the director’s 75th birthday.

OVERBOARDING AND LIMITS ON BOARD SERVICES

The Corporate Governance and Nominating Committee considers each director’s ability to dedicate sufficient time, energy and attention to the fulfillment of their duties when it nominates directors each year and when identifying leadership positions on our Board, including committee chairs. Our Corporate Governance Guidelines state that a director may not serve on the boards of more than four total public companies including the Board, unless the director is the chief executive officer of a public company, in which case the limit is two total boards. No member of the Audit Committee may serve on the audit committees of more than three total public companies, unless the Board determines that such service would not impair the ability of the director to effectively serve on the Audit Committee.

All DMC directors are currently in compliance with our overboarding policy.

MAJORITY VOTING POLICY

The Board has adopted a majority voting policy (the “Majority Voting Policy”) as part of its Corporate Governance Guidelines. The policy stipulates that, at any stockholder meeting at which directors are subject to an uncontested election, if the number of shares “withheld” for any nominee exceeds the number of shares voted “FOR” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall submit to the Board a letter of resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the offer of resignation. In the event that all members of the Corporate Governance and Nominating Committee are among the nominees for director who are offering to resign, the Board shall appoint a special committee of one or more other independent directors to act on behalf of the Corporate Governance and Nominating Committee with respect to this policy. The Board shall act promptly with respect to each such letter of resignation and shall promptly notify the director concerned of its decision.

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ANNUAL BOARD ASSESSMENTS

In order to monitor and improve its effectiveness, and to solicit and act upon feedback received, the Board engages in a formal self-evaluation process. The Board believes that in addition to serving as a tool to evaluate and improve performance, evaluations can serve several other purposes, including the promotion of good governance, integrity of financial reporting, reduction of risk, strengthening of the Board-management partnership, and helping set and oversee Board expectations of management. The Board takes a multi-year perspective to identify and evaluate trends and assure itself that areas identified for improvement are appropriately and timely addressed. As part of the Board’s evaluation process, directors consider various topics related to Board composition, structure, effectiveness and responsibilities and the overall mix of director skills, attributes, experience and backgrounds. While the Board conducts a formal evaluation annually, the Board considers its performance and that of its committees continuously throughout the year and shares feedback with management.

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines applicable to our directors and named executive officers. For a description of these guidelines, please see “Compensation Discussion and Analysis - Stock Ownership Guidelines.”

INSIDER TRADING POLICY

We maintain an insider trading policy that applies to officers, directors and all other employees of, or consultants or contractors to, the Company, and have implemented processes for the Company, that are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. We believe that our insider trading policy helps protect our reputation for integrity and ethical conduct. The insider trading policy prohibits insider trading, tipping or engaging in short sales of DMC securities. Certain DMC associates are subject to blackout periods and pre-clearance requirements under the policy. A copy of the policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

PLEDGING AND HEDGING POLICIES

Our directors, officers and employees are prohibited from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against potential changes in the value of DMC common stock. In addition, our directors, officers and employees are prohibited from holding DMC securities in a margin account or pledging DMC securities as collateral for a loan.

CODE OF ETHICS AND BUSINESS CONDUCT

We have adopted a Code of Ethics that applies to all members of our Board and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and all other senior members of our finance and accounting departments. We require all employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work. Our Board periodically, and at least annually, reviews and revises our Code of Ethics, as appropriate. A copy of our Code of Ethics is available on our website, www.dmcglobal.com.

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RISK OVERSIGHT

Our senior management manages the risks facing the Company under the oversight and supervision of the Board. The Company has a global Enterprise Risk Management (“ERM”) team, which comprises senior management in key business areas. The ERM team employs a proactive approach to reviewing and analyzing current and potential risks facing the Company and reports to the Board regarding the ERM process and risk findings on a quarterly basis. While the full Board is ultimately responsible for risk oversight at our Company, our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting processes and internal controls around those processes (including cybersecurity related thereto), the Company’s compliance with legal and regulatory requirements and the financial risks of the Company. The Corporate Governance and Nominating Committee oversees governance matters, including primary oversight of the Code of Ethics and Business Conduct. The Compensation Committee oversees the Company’s executive compensation strategy and programs, incentive compensation arrangements and the evaluation of risks related thereto. The Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of the Company’s level of risk, risk assessment and risk management in areas not otherwise addressed by other committees of the Board, including the review of our information security programs and budgets, as well as review of our Cybersecurity Incident Response Plan and independent assessments of our information security programs. Other general business risks such as economic and regulatory risks are monitored by the full Board. The Board and Committees use outside resources to assist them in analyzing and monitoring certain risks, such as cybersecurity, in order to supplement the expertise and experience of the directors and management.

COMPENSATION RISK ASSESSMENT

Our Compensation Committee, with the assistance of management, reviews on an annual basis our compensation programs and considers whether they encourage excessive risk-taking by employees at the expense of long-term Company value. The Compensation Committee believes that the design of our compensation program, which includes a mix of annual and long-term incentives (a substantial portion of which are performance based) and cash and equity awards, along with our stock ownership guidelines and clawback policy, provide an appropriate balance between risk and reward and do not motivate imprudent risk-taking. As a result, we do not believe that our compensation policies are reasonably likely to have a material adverse effect on the Company.

DIRECTOR NOMINATIONS

The Company does not have a formal policy regarding the consideration of director candidates recommended by stockholders; however, the Corporate Governance and Nominating Committee reviews recommendations and evaluates nominations received from stockholders in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for Board consideration should include the nominee’s name and qualifications for Board membership and should be mailed to DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.

Qualifications for consideration as a director nominee may vary according to the particular area of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Corporate Governance and Nominating Committee considers, among other things, an individual’s skills, attributes and functional, business and industry experience, financial background, breadth of knowledge about issues affecting our business, integrity, independence, diversity of experience, leadership, ability to exercise sound and ethical business judgment and time available for meetings and consultation. Using our director skills matrix as a guide, as well as the results of our annual Board and committee self-assessment process, the Nominating and Corporate Governance Committee evaluates the composition of our Board annually and identifies, for consideration by the full Board, areas of expertise and other qualities that would complement and enhance our current Board. The diverse set of core competencies represented on our current Board is summarized below:

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Director Nominees	O’Leary	Dreessen	Kelly	Bates	Sananikone
Key Skills & Experience
Public Company Director (Other than DMC)
Executive Leadership
Industry Background
Financial Literacy/Accounting
Environmental, Social & Governance
Risk Management
Manufacturing
Finance/Capital Markets
Government, Legal, or Regulatory
Human Capital Management/Executive Compensation
International
Mergers, Divestures & Acquisitions
Technology/Innovation
Cybersecurity

Diversity among multiple dimensions is an important element of the Corporate Governance and Nominating Committee’s consideration of nominees. While diversity is evaluated in a broad sense based on experience, background and viewpoint, the Corporate Governance and Nominating Committee also considers other aspects of diversity, including gender, race and ethnicity, and instructs any third-party search firm to consider all elements accordingly.

For new nominees, the Corporate Governance and Nominating Committee may also consider the results of the nominee’s interviews with directors and/or other members of senior management as the Corporate Governance and Nominating Committee deems appropriate.

COOPERATION AGREEMENT

On March 14, 2024, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Bradley L. Radoff and The Radoff Family Foundation (together, the “Radoff Parties”). Pursuant to the Cooperation Agreement, the Company agreed, among other things, to cooperate with the Radoff Parties to identify and mutually agree to appoint to the Board a new independent director meeting certain qualifications, including experience and expertise in the building products sector, as further described in and subject to the terms of the Cooperation Agreement. The Company and the Radoff Parties reached a mutual agreement to add Mr. Bates to the Board in June 2024. The Company’s appointment and nomination obligations described above fall away in certain circumstances, including if the Radoff Parties cease to hold a net long position (as defined in Rule 14e-4 under the Exchange Act) equal to, or having aggregate net long economic exposure to, at least 2.0% of the then-outstanding common stock of the Company. A summary of the material terms of the Cooperation Agreement is included in a Current Report on Form 8-K filed with the SEC on March 15, 2024, and the full Cooperation Agreement is filed as an exhibit to such report.

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COMMUNICATIONS WITH THE BOARD

The Board believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders desiring to send a communication to the Board, or to a specific director, may do so by delivering a letter to our Secretary at DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board or specified individual directors. The Secretary will open such communications and make copies and then circulate them to the appropriate director or directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2024, the Compensation Committee of the Board of Directors was initially composed of Michael A. Kelly, David C. Aldous, and James O’Leary. On October 16, 2024, David C. Aldous resigned as a member of the Board of Directors and James O’Leary was appointed as Executive Chairman. Upon his appointment to Executive Chairman, Mr. O’Leary no longer served on the Compensation Committee, and the Compensation Committee was then composed of Michael A. Kelly, Simon M. Bates, and Ruth I. Dreessen.

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PROPOSAL 2

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our Board of Directors recognizes stockholders’ interest in our executive compensation program. Pursuant to Section 14A of the Exchange Act and SEC Rule 14a-2(a), we are providing our stockholders the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers (Say on Pay) which is described in this Proxy Statement. Currently, we are providing these advisory votes on an annual basis. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say on Pay vote at least every six years, and the next advisory vote on the frequency of the Say on Pay vote will be at our 2029 Annual Meeting of Stockholders. In considering your vote on this proposal, we encourage you to review all of the relevant information in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables, and the rest of the narrative disclosures regarding our compensation arrangements.

In considering our executive compensation program for fiscal 2024, we believe it is important to view the Compensation Committee’s decision-making against the backdrop of our 2024 business and financial performance, the performance of our executives and the pay practices of the companies with whom we compete for talent. We have structured our core compensation principles and practices to align executive compensation with the interests of our stockholders and to avoid certain compensation practices that do not serve our stockholders’ interests. We continue to evaluate and modify these principles and practices as necessary in order to achieve these objectives. We believe our executive compensation program has been designed and executed to satisfy these objectives, and that our compensation program is worthy of stockholder support.

Following the Annual Meeting, the next advisory vote on our executive compensation is anticipated to be at our 2026 Annual Meeting of Stockholders.

Our Board strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Company’s proxy statement is hereby APPROVED.”

REQUISITE VOTE

The advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of the holders of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal. Our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when considering future decisions on the compensation of our named executive officers. However, this say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board.

THE BOARD RECOMMENDS VOTE “FOR” APPROVAL OF PROPOSAL 2.

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PROPOSAL 3

APPROVAL OF THE DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN

The Board, upon the recommendation of the Compensation Committee (“Committee”), is requesting that stockholders approve the adoption of the DMC Global Inc. 2025 Omnibus Incentive Plan (the “2025 Plan”), a copy of which is attached as Appendix A to this Proxy Statement. We are asking our stockholders to approve the new 2025 Plan to replace the DMC Global Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan expires pursuant to its terms on September 20, 2026, after which date no further awards may be granted. If our stockholders approve the 2025 Plan, the 2025 Plan will serve as the sole equity incentive compensation program under which future awards will be granted, and no further grants will be made under the 2016 Plan as of May 14, 2025, the effective date of the 2025 Plan (the “Effective Date”). No awards will be made under the 2025 Plan unless stockholders approve the 2025 Plan.

Stockholder approval of the 2025 Plan is required to comply with applicable Nasdaq rules and allow the grant of incentive stock options to employee participants in the 2025 Plan.

We believe that our equity compensation program, as implemented under the 2016 Plan and furthered under the 2025 Plan, is critical to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of participants to those of the Company’s stockholders. Approval of the 2025 Plan should provide us flexibility in our ability to motivate, attract and retain the services of participants who make or are expected to make significant contributions to the Company’s success and to allow participants to share in the Company’s success.

If the 2025 Plan is not approved by the stockholders, the Company will not have an equity incentive plan in place upon the expiration of the 2016 Plan to achieve our recruiting, incentive and retention objectives, which are essential to our continued success. While we could consider modifying our cash compensation program if we are unable to grant equity incentives, at this time we believe it would be more prudent to conserve our cash so it will be available for future growth opportunities. We also believe that any inability to award equity compensation would result in difficulty in attracting, retaining and motivating our employees and other service providers. Equity-based awards are a key element of our overall compensation program because they align employee and stockholder interests while having a smaller impact than increased cash compensation would have on current income and cash flow. If our stockholders do not approve the 2025 Plan, the Board and the Committee will reevaluate the Company’s compensation alternatives, given that the 2016 Plan expires on September 20, 2026.

The following discussion describes the principal features of the 2025 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text and terms of the 2025 Plan, a copy of which is attached hereto as Appendix A. We will promptly provide, upon request and without charge, a copy of the full text of the 2025 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to our Corporate Secretary at 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021. An electronic copy of the 2025 Plan is also available free of charge as Appendix A to the electronic version of this Proxy Statement on the SEC’s website at www.sec.gov. Stockholders should refer to the 2025 Plan for more complete and detailed information about the 2025 Plan.

SUMMARY OF KEY 2025 PLAN PROVISIONS AND OTHER COMPENSATION BEST PRACTICES

Our compensation practices include many features that the Board believes reflect responsible compensation and governance practices and protect the interests of our stockholders. Approval of the 2025 Plan will position us to continue and expand these “best practices,” which include:

•	Prudent Share Request and Efficient Use of Equity. Subject to adjustments as provided in the 2025 Plan, the maximum number of shares that may be issued under the 2025 Plan may not exceed the sum of (i) 560,000 shares of common stock, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2016 Plan, plus (iii) any shares subject to an award granted under the 2016 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited. We are committed to the efficient use of equity awards

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and are mindful to ensure that our equity compensation program does not overly dilute our existing stockholders. To that end, the Committee considers potential stockholder dilution, including burn rate and overhang, in the design and administration of equity awards.
•	No Discounted Stock Options or Stock Appreciation Rights (“SARs”) and Limit on Option and SAR Terms. Stock options and SARs must have an exercise price equal to or greater than the fair market value of the common stock on the date of grant. In addition, the term of an option or SAR cannot exceed 10 years; provided, that, in the case of an incentive stock option granted to a 10% stockholder, the term of such incentive stock option cannot exceed five years.
•	No Annual “Evergreen” Provision. The 2025 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes) and does not provide for an annual replenishment of shares under a plan “evergreen” provision.
•	No Stock Option or SAR Repricings Without Stockholder Approval. The 2025 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2025 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, options or SARs with an exercise price less than that applicable to the original option or SAR, or for another equity award) and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).
•	Minimum Vesting Requirements. Awards granted to a participant under the 2025 Plan generally are subject to a minimum vesting (or earning) period of one year, subject to certain exceptions as noted in the 2025 Plan. Employee equity awards under the 2016 Plan have most recently consisted of (i) RSUs and (ii) PSUs. Although the Committee retains discretion to determine the vesting periods for awards and the types of awards that we may grant (subject to the one-year minimum vesting requirement), typically, our RSUs have vested over a three-year period and our PSUs have vested at the end of a three-year period. We believe that our vesting practices are responsible and promote the Company’s incentive and retention objectives.
•	Automatic Exercise of Expiring “In-the-Money” Options and SARs. The 2025 Plan provides for the automatic exercise of any portion of expiring options or SARs for which the exercise price is less than the then-fair market value, and the participant will receive the net number of shares or compensation payable, as applicable, resulting from the net settlement of the exercise price and any applicable withholding taxes due.
•	Prudent Change in Control Provisions. The 2025 Plan includes prudent “change in control” triggers such as requiring a change in beneficial ownership of more than 25% of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change in control” to be deemed to have occurred. In addition, the 2025 Plan generally provides that awards will vest upon a change in control only if (i) awards are not assumed, substituted or continued by the surviving company or (ii) even if such awards are assumed, substituted or continued by the surviving company, a participant’s employment is terminated without cause within specified time periods related to the change in control, unless an award agreement or other agreement or arrangement provides otherwise. In the case of performance-based awards, unless otherwise provided in an award agreement, the awards will vest on a pro rata monthly basis based on actual performance, if determinable, or target performance, if actual performance is not determinable, as of the effective date of the change in control.
•	Forfeiture and Clawback. The 2025 Plan authorizes the Committee to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to our compensation recovery policies or similar policies that are applicable to the participant or that are imposed under applicable laws.
•	Stock Ownership Guidelines. The Company’s directors and executive officers are subject to rigorous stock ownership guidelines.
•	Independent Committee. The 2025 Plan will be administered by the Committee. All members of the Committee qualify as “independent” under the Nasdaq Global Select Market (“Nasdaq”) listing standards and as “non-employee directors” under Rule 16b-3 adopted under the Securities Exchange Act of 1934 (the “Exchange Act”).
•	No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards (other than options or SARs) issued under the 2025 Plan may only be paid if and to the extent the award has vested or been earned.
•	Limits on Transferability of Awards. The 2025 Plan does not permit awards to be transferred for value or other consideration.
•	Conservative Share Counting Provisions for Awards. The 2025 Plan imposes conservative counting and share recycling provisions for awards. For instance, shares subject to awards that are withheld or delivered to satisfy tax withholding requirements or for payment of the exercise price related to an option or SAR (or option or SAR granted under the 2016 Plan), shares not issued or delivered in connection with net settlement of an outstanding award and shares repurchased on the open market with the proceeds of the exercise price of an option will not be added back for reuse under the 2025 Plan.
•	Limitation on Non-Employee Director Awards. The 2025 Plan provides that the maximum number of shares subject to awards granted during any 12-month period to a non-employee director, together with any cash fees paid during the 12-month period for service as a non-employee director, may not exceed $900,000 in total value (calculating the value of awards based on the fair market value per share on the grant date).
•	Prohibition Against Hedging and Pledging. The Company’s directors and executive officers are prohibited from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against potential changes in the value of the Company’s common stock, holding Company securities in a margin account or pledging the Company’s securities as collateral for a loan.

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OVERVIEW OF KEY TERMS

The following is a summary of the material features of the 2025 Plan.

Eligibility

Awards under the 2025 Plan may be granted to selected employees, directors and consultants of the Company and its affiliates in the discretion of the Committee (as defined below under “Administration”).

Shares Reserved for Issuance Under the 2025 Plan

The maximum aggregate number of shares that we may issue pursuant to awards granted under the 2025 Plan may not exceed the sum of (i) 560,000 shares of common stock, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2016 Plan, plus (iii) any shares subject to an award granted under the 2016 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited. Of the amount described in the preceding sentence, no more than 560,000 shares may be issued under the 2025 Plan pursuant to the grant of incentive options. These share limitations are subject to adjustment for anti-dilution purposes as described below.

In addition, under the 2025 Plan, in any 12-month period, the maximum number of shares of common stock subject to awards granted to any non-employee director, taken together with any cash fees paid during such 12-month period to such non-employee director, may not exceed $900,000 in total value, subject to adjustment for anti-dilution purposes as described below.

If an award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2025 Plan. The following also are not included in calculating the 2025 Plan share limitations described above: (i) awards which are settled in cash, (ii) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards and (iii) the number of shares subject to an award other than an option or SAR not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria.

The following shares may not again be made available for issuance as awards under the 2025 Plan: any shares (i) withheld or delivered to satisfy the tax withholding requirements for an award; (ii) not issued or delivered as a result of the net settlement of an outstanding award; (iii) withheld or delivered to pay the exercise price related to an option or SAR (or option or SAR granted under the 2016 Plan) and (iv) repurchased on the open market with proceeds of an exercise price of an option.

In addition, (i) shares issued under the 2025 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2025 Plan, and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2025 Plan and will not reduce the maximum number of shares available under the 2025 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements.

The number of shares reserved for issuance under the 2025 Plan and pursuant to outstanding awards, the participant award limitations and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of the Company (such as adjustments due to a merger, stock split, stock dividend or similar event, but excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), as provided in the 2025 Plan.

On March 20, 2025, the closing sales price of the common stock as reported on Nasdaq was $8.54 per share.

Administration

The 2025 Plan will be administered by the Committee or such other committee as the Board may select consisting of two or more members of the Board, subject to Board discretion to assume administration of the Plan. Each member of the Committee is independent under Rule 16b-3 adopted under the Exchange Act and Nasdaq listing standards. The Board and the Committee are referred to in this discussion collectively as the “Committee.”

Subject to the terms of the 2025 Plan, the Committee’s authority includes but is not limited to the authority to: (i) select the employees, directors and consultants to whom awards may be granted under the 2025 Plan; (ii) determine whether and to what extent awards are granted under the 2025 Plan; (iii) determine the size and types of awards granted under the 2025 Plan; (iv) approve forms of award agreement for use under the 2025 Plan; (v) determine the terms and conditions of any award granted under the 2025 Plan; (vi) establish performance goals for any performance period and determine whether such goals were satisfied; (vii) amend the terms of any outstanding award granted under the 2025 Plan (provided that, except as otherwise provided in the 2025 Plan, no such amendment will reduce the exercise price of outstanding options or SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would materially adversely affect the participant’s rights under an outstanding vested award will not be made without the participant’s written consent); (viii) correct any defect, supply any omission or reconcile

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any inconsistency in the 2025 Plan or in any award or award agreement; (ix) construe and interpret the terms of the 2025 Plan and any award and award agreement entered into under the 2025 Plan, and to decide all questions of fact arising in its application; and (x) take such other action, not inconsistent with the terms of the 2025 Plan, as the Committee deems appropriate.

The Committee also has the authority to accelerate the date that any award which was not otherwise exercisable, vested or earned will become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award granted to any recipient, and may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an award (in each case, taking into account any considerations with respect to Section 409A of the Internal Revenue Code (the “Code”)). Further, the Committee may, at any time, in its discretion provide that an award, shares of common stock, cash or other benefits related to an award will be forfeited and/or recouped if the participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any affiliate. In addition, the Committee will have the authority and discretion to establish terms and conditions of awards (including, but not limited to, the establishment of subplans) as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

As noted above, under the 2025 Plan, awards generally are subject to a minimum vesting (or earning) period of one year (with no installment vesting during such first year). Notwithstanding the foregoing, the Committee may provide for (i) acceleration of vesting and/or exercisability of any award in its discretion, including but not limited to in cases of death, disability or other termination of employment or service or a change in control or subsidiary disposition (to the extent provided in the 2025 Plan); (ii) the grant of an award without a minimum vesting period or with a shorter minimum vesting period, but only with respect to awards for no more than an aggregate of five percent (5%) of the total number of authorized shares under the 2025 Plan and (iii) the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or similar transactions or (B) awards that are granted in exchange for foregone cash compensation. In addition, subject to 2025 Plan terms, non-employee directors are also subject to a minimum vesting period commencing with the date on which the non-employee director is elected or appointed to the Board and ending on the earlier of (i) the one year anniversary of the grant date of the award or (ii) the date of the next annual meeting following the stockholders meeting at which directors are elected or appointed to the Board (so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks).

Subject to applicable laws, the Committee may delegate to its authority identified in the 2025 Plan, including the power and authority to make awards to participants who are not “insiders” of the Company subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish.

Amendment and Termination; No Repricing without Stockholder Approval

The 2025 Plan may be amended, suspended or terminated in whole or in part at any time by the Board, and awards made under the 2025 Plan may be altered, amended, suspended or terminated at any time by the Committee. However, stockholder approval is required of any 2025 Plan amendment if required under applicable laws, and an alteration, amendment, suspension or termination of an award generally may not materially adversely affect the rights of a participant without the participant’s consent (except as otherwise provided in the 2025 Plan). In addition, except for anti-dilution adjustments or in connection with a change in control, stockholder approval is required to (i) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for (A) cash, (B) options or SARs with an exercise price that is less than the exercise price of the original option or SAR or (C) other equity awards at a time when the original option or SAR has an exercise price above the fair market value of the common stock or (iii) take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Committee may adjust awards upon the occurrence of certain events, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan or necessary or appropriate to comply with applicable laws or as otherwise provided in the 2025 Plan.

Awards

The types of awards authorized under the 2025 Plan are described below and include: options in the form of incentive options and nonqualified options; restricted awards in the form of restricted stock and RSUs; SARs in the form of freestanding SARs (as defined below) and tandem SARs (as defined below); performance awards in the form of performance shares and PSUs; other stock-based awards; cash-based awards and dividend equivalent awards. Subject to the terms of the 2025 Plan, the Committee has broad authority to determine the terms and conditions of awards.

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Options. The 2025 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Committee will determine the exercise price at which a participant may exercise an option. The exercise price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock or stock of our parent or subsidiary (except for certain substitute or assumed options of an acquired entity if the terms of such substitution or assumption otherwise comply with applicable tax regulations). The Committee will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed 10 years, or five years with respect to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Committee provides otherwise.

Stock Appreciation Rights. Under the terms of the 2025 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “tandem SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock of equivalent value or some combination thereof, at the discretion of the Committee. The holder of an SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price per share of the SAR. The exercise price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted (except for certain substitute or assumed SARs of an acquired entity if the terms of such substitution or assumption otherwise comply with applicable tax regulations).

An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Restricted Awards. Restricted awards may be in the form of restricted stock or RSUs that are subject to certain vesting conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer be subject to forfeiture. Restricted stock awards are payable in shares of common stock. RSUs may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2025 Plan and the discretion of the Committee. The Committee will determine the period of restriction and vesting conditions applicable to any restricted award. Vesting conditions may include, without limitation, payment of a stipulated purchase price, achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, disability, death or other termination of employment or service, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Company’s common stock is listed or traded, holding requirements or sale restrictions placed on the common stock by the Company upon vesting of such awards or any combination of any such or other conditions.

Performance Awards. Performance awards may be in the form of performance shares and/or PSUs. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) which is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value (as determined in accordance with the 2025 Plan) of a share of common stock. An award of a PSU is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value determined in a dollar amount established by the Committee at the time of grant. The Committee will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, disability, death or other termination of employment or service or a combination of any such or other conditions.

Other Stock-Based Awards. The Committee may grant other stock-based awards that may include, without limitation, the grant of shares of common stock based on attainment of performance goals established by the Committee, the payment of shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee and the payment of shares in lieu of cash under other Company incentive or bonus programs. The Committee will determine the nature, length and starting date of the period of restriction and will impose such other conditions and/or restrictions on any other stock-based awards granted as it may deem advisable. Other stock-based awards may be settled in such manner and at such times as determined by the Committee.

Cash-Based Awards. The Committee may grant cash-based awards, each of which will be evidenced by an agreement that will specify the terms and conditions, restrictions and contingencies, if any, as the Committee, in its sole discretion, will determine.

Dividends and Dividend Equivalent Rights. The Committee may provide that awards granted under the 2025 Plan (other than options or SARs) earn dividends or dividend equivalent rights (“dividend equivalents”); however, dividends and dividend equivalents (whether paid in cash or shares of common stock), if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or relevant portion thereof) has vested and/or been earned. No dividends may be paid on options or SARs.

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Change in Control

Under the terms of the 2025 Plan, the following provisions will apply in the event of a change in control (except as otherwise provided in an award agreement or specifically prohibited by applicable laws or the rules and regulations of any governing governmental agencies or national securities exchanges):

•	Any and all outstanding options and SARs granted under the 2025 Plan will become immediately exercisable unless such awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a participant’s continuous service is terminated without cause (or, if provided for in the applicable award agreement, for good reason) within twenty-four (24) months following consummation of a change in control, any assumed, converted or replacement awards will become immediately exercisable.
•	Any period of restriction or other restriction imposed on restricted stock, RSUs and other stock-based awards will lapse unless such awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that a participant’s continuous service is terminated without cause (or, if provided for in the applicable award agreement, for good reason) within twenty-four (24) months following consummation of a change in control, the period of restriction on any assumed, converted or replacement awards will lapse upon such termination.
•	Any and all performance shares, PSUs and other awards (if performance-based) will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (i) based on the level of actual performance achieved as of the date of the change in control, if actual performance is determinable, or (ii) at the target level, if actual performance is not determinable.
•	Notwithstanding the above, and unless an award agreement provides otherwise, in the event that a participant has entered into or is a participant in a change in control, employment, severance, consulting or similar agreement, plan or policy with or established by the Company or an affiliate, the participant will be entitled to the greater of the benefits provided upon a change in control of the Company under the 2025 Plan or the other respective agreement, plan or policy, and the other respective agreement, plan or policy will not be construed to reduce the benefits provided to a participant under the 2025 Plan.

Transferability

Incentive stock options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of intestate succession or, in the Committee’s discretion, transfers for no consideration as may otherwise be permitted in accordance with Section 422 of the Code and related regulations. Awards other than incentive stock options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of descent and distribution, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act.

Forfeiture and Recoupment

As noted above, the 2025 Plan authorizes the Committee to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and also requires that a participant be subject to and comply with the Company’s clawback policy(ies), stock ownership and retention policy(ies) and/ or other policies adopted by the Company or an affiliate that may apply to the participant or be imposed under an award agreement, other agreement or arrangement and/or applicable laws.

ADDITIONAL INFORMATION REGARDING EQUITY AWARDS

Outstanding Awards and Share Reserves. The following table provides additional information regarding outstanding equity awards and shares available for future awards under the 2016 Plan as of March 20, 2025 (determined, in the case of outstanding performance-based awards, based upon the maximum number of shares that may be delivered). Awards granted under the 2016 Plan that are outstanding on the Effective Date will continue in accordance with their terms, and thus shares subject to such awards will be issued if and to the extent provided under such award terms. As of March 20, 2025, there were a total of 20,550,530 shares of our common stock outstanding, and no options or SARs were outstanding.

Name of Equity Plan	Total Shares Underlying Outstanding Unvested, Performance Share Units(1) (#)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Awards(2) (#)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Units (#)	Total Shares Currently Available for Grant (#)
2016 Omnibus Incentive Plan	674,860	698,388	114,313	366,717
TOTALS:	674,860	698,388	114,313	366,717
(1)	Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to these performance-based awards.
(2)	These shares are included in the Company’s outstanding share count.

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As noted above, the 2016 Plan expires on September 20, 2026, and no further awards may be granted under the 2016 Plan after September 20, 2026. In addition, no awards will be granted under the 2016 Plan after the Effective Date unless the 2025 Plan is not approved by the stockholders. However, if our stockholders do not approve the 2025 Plan, the Company expects to continue to grant awards under the 2016 Plan until the expiration of the 2016 Plan on September 20, 2026.

Historical Annual Share Usage. The following table provides, for each of the past three fiscal years, information regarding (i) full-value, time-based equity awards granted, vested and forfeited and (ii) full-value, performance-based equity awards granted, vested and forfeited/canceled, in each case, under the 2016 Plan for all plan participants (including, but not limited to, our executive officers). During the past three fiscal years, there were no appreciation awards (options and SARs) granted, exercised or forfeited. For information regarding the terms, conditions and vesting requirements of the awards referenced in the table below, see “Compensation Discussion and Analysis – 2024 Executive Compensation Program In Detail – Long-Term Equity Incentives” above.

	Shares Underlying Full-Value, Time-Based Equity Awards(1) (#)	Shares Underlying Full-Value, Performance- Based Equity Awards(2) (#)	Basic Weighted- Average Shares Outstanding(3)
Non-Vested as of December 31, 2021	281,948	167,942
Granted in fiscal 2022	224,352	168,330
Vested in fiscal 2022	(186,929)	(404)
Forfeited in fiscal 2022	(1,073)	(31,216)
Non-Vested as of December 31, 2022	318,298	304,652	19,360,667
Granted in fiscal 2023	291,625	100,330
Vested in fiscal 2023	(265,560)	(42,883)
Forfeited in fiscal 2023	(8,439)	181,155
Non-Vested as of December 31, 2023	335,924	180,944	19,504,542
Granted in fiscal 2024	642,312	306,962
Vested in fiscal 2024	(257,737)	(2,616)
Forfeited in fiscal 2024	(120,478)	175,978
Non-Vested as of December 31, 2024	600,021	309,312	19,667,673
(1)	The shares reflected in this column are subject to awards in the form of restricted stock and RSUs. The shares indicated represent the number of shares that the participants may earn under the associated restricted stock or RSU award agreements.
(2)	The shares reflected in this column are subject to awards in the form of PSUs. The number of shares represents the maximum number of shares that the participants may earn under the associated PSU award agreements.
(3)	Represents the basic weighted-average shares outstanding for each year-end as presented in our Form 10-K.

Burn Rate. Our annual burn rate for fiscal 2024 was 4.8%. Burn rate provides a measure of the potential dilutive impact of our annual equity award program and is defined as the number of shares granted under the Company’s equity plan during the year divided by the basic weighted average shares outstanding. The Company’s three-year average burn rate was 3.0%.

Overhang. We recognize the impact of dilution on our stockholders and have evaluated the 2025 Plan share request carefully in the context of the need to motivate and retain our leadership team and other employees and to ensure that they are focused on our strategic priorities. Our total fully-diluted overhang as of March 20, 2025 was 11.7% assuming that the 560,000 shares proposed to be authorized for grant under the 2025 Plan are included in the calculation. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of March 20, 2025. We believe that this number of shares of common stock represents a reasonable amount of potential equity dilution, which will allow us to continue awarding the equity awards that are vital to our overall compensation program.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2025 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Company. The provisions of the Code and

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related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the 2025 Plan in respect of awards are deductible by the Company as compensation income at the same time the participant recognizes the ordinary income for tax purposes, subject to the provisions of the Code, including the limitations of Section 162(m) of the Code.

Incentive Options. Incentive options granted under the 2025 Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422 of the Code, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code. We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option.

If the holding period requirements for incentive option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the disqualifying disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain.

Pursuant to the Code and the terms of the 2025 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2025 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. For federal income tax purposes, the grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to the Company. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in the shares of common stock acquired upon exercise of a nonqualified option will equal the exercise price plus the amount of ordinary income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and the fair market value of any shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

Restricted Stock Units, Performance Awards, Other Stock-Based Awards, Cash-Based Awards and Dividend Equivalents. The grant of an RSU, performance award, other stock-based award, cash-based award or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize ordinary income on account of the settlement of such award. The ordinary income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any shares that are received in settlement of the award.

Section 409A. Awards granted under the 2025 Plan may be subject to Section 409A of the Code and related regulations and other guidance. Section 409A of the Code imposes certain requirements on compensation that is deemed under Section 409A of the Code to involve deferred compensation. If Section 409A of the Code applies to the 2025 Plan or any award, and the 2025 Plan and award do not, when considered together, satisfy the requirements of Section 409A of the Code during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Section 409A of the Code to the extent that the award is not subject to a

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substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Section 409A of the Code. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Tax Withholding. Generally, a participant will be required to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the recipient. Alternatively, the Committee may in its discretion establish procedures to permit a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to an award, by electing to deliver to the Company shares of common stock held by the participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of common stock from the shares to which the recipient is otherwise entitled. Under the 2025 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2025 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.

NEW PLAN BENEFITS

No awards will be granted under the 2025 Plan unless the 2025 Plan is approved by the stockholders. Grants of awards under the 2025 Plan, if stockholders approve the 2025 Plan, to the Company’s executive officers, non-employee directors and other eligible participants are subject to the discretion of the Committee, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to determine the future benefits that will be received by or allocated to these participants under the 2025 Plan. See the sections of this Proxy Statement titled “Executive Compensation,” “Grants of Plan-Based Awards” and “Director Compensation” for information on the grants made in the last fiscal year under the 2016 Plan to our NEOs and directors.

The Board believes that approval of the 2025 Plan is in the best interests of the Company in order to continue the purposes of our equity compensation program and provide competitive incentives for eligible participants. The Board believes that substantial equity ownership encourages eligible participants to take actions favorable to the long-term interests of the Company and its stockholders. Accordingly, equity-based compensation makes up a significant portion of the overall compensation of executive officers, directors and other employees. The Board believes that the adoption of the 2025 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

REQUISITE VOTE

The 2025 Plan will be approved by the majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal to approve the 2025 Plan.

Because the proposal to approve the 2025 Plan is a non-routine matter, brokerage firms, banks and other nominees who hold shares on behalf of their clients in “street name” are not permitted to vote the shares if their clients do not provide voting instructions on this proposal.

THE BOARD RECOMMENDS VOTE “FOR” APPROVAL OF PROPOSAL 3.

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PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. EY has been so engaged since 2002.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm retained to audit the Company’s consolidated financial statements. In accordance with its commitment to sound corporate governance practices, the Audit Committee reviews whether it is in the Company’s best interests to rotate the Company’s independent registered public accounting firm. In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and its Chair are also directly involved with the selection, review and evaluation of the lead engagement partner and the negotiation of audit fees. The Audit Committee reviews the performance of the independent registered public accounting firm annually. In conducting its review, the Audit Committee considers, among other things:

•	EY’s historical and recent performance on the Company’s audit, including the extent and quality of EY’s communications with the Audit Committee;
•	The appropriateness of EY’s fees;
•	EY’s tenure as our independent auditor and its depth of understanding of our global operations and business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
•	EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
•	EY’s capabilities and expertise in handling the breadth and complexity of our global operations; and
•	The advisability and potential impact of selecting a different independent accounting firm.

Ratification of the selection of EY by stockholders is not required by law. However, as a matter of internal policy and good corporate governance, such selection is being submitted to the stockholders for ratification at the Annual Meeting, and it is the present intention of the Board to continue this policy. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain EY. If the selection of EY is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.

We expect that a representative of EY will be present at the Annual Meeting and will be available to respond to appropriate questions.

The Company paid the following fees to EY for the audit of the consolidated financial statements and for other services provided in the years ended December 31, 2024 and 2023.

AUDITOR FEES

	2024	2023
Audit Fees	$1,968,852	$1,998,143
Audit-related Fees(1)	$19,000	$–
Tax Fees(2)	$169,902	$162,000
All Other Fees(3)	$474,384	$290,932
TOTAL FEES	$2,632,138	$2,451,075
(1)	The Company includes fees related to the following in Audit Related Fees: due diligence related to mergers, acquisitions and dispositions, accounting consultations and audits in connection with acquisitions and dispositions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.
(2)	The Company includes fees related to the following in Tax Fees: preparation of original and amended federal and state tax returns.
(3)	The Company includes fees related to the following in All Other Fees: tax planning and advice, including assistance with tax audits and appeals, and tax consulting.

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AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with the SEC’s rules requiring the Audit Committee to pre-approve all audit and non-audit services provided by our independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by our independent auditor prior to the commencement of the specified services. The Audit Committee approved all services performed by EY in 2024 in accordance with our formal policy on auditor independence.

REQUISITE VOTE

The selection of our auditors will be ratified by the affirmative vote of the holders of a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be counted as votes cast on the proposal.

THE BOARD RECOMMENDS VOTE “FOR” APPROVAL OF PROPOSAL 4.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “Soliciting Material,” and is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

As of December 31, 2024, the Audit Committee of the Board of Directors of DMC Global Inc. (the “Company”) was comprised of Mses. Ruth I. Dreessen (Chair) and Ouma Sananikone and Mr. Simon M. Bates, each of whom the Board of Directors of the Company has determined to be independent, at December 31, 2024, as that concept is defined in Section 10A of the Exchange Act, the rules promulgated by the SEC thereunder and applicable Nasdaq rules. The Audit Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s website at www.dmcglobal.com.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Audit Committee’s primary purpose is to oversee the integrity of the accounting and financial reporting process, the audits of the Company’s financial statements and the processes designed to ensure that the financial statements adequately represent the Company’s financial condition, results of operations and cash flows. These responsibilities include oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the external auditors’ qualifications and independence; and (iv) the performance of the Company’s internal and external audit functions. The Committee is also responsible for understanding the Company’s internal control structure and areas that represent high risk for material misstatement of the financial statements. Additional information regarding the Audit Committee’s role in corporate governance can be found in the Audit Committee’s Charter.

As required by the Charter of the Audit Committee, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management. The Audit Committee has also discussed with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EY that firm’s independence. Based upon these discussions and the Audit Committee’s review, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee Members as of the date of this Proxy Statement:

Ruth I. Dreessen, Chair

Ouma Sananikone

Simon M. Bates

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS
EXECUTIVE SUMMARY	30
WHAT GUIDES OUR PROGRAM	34
2024 EXECUTIVE COMPENSATION PROGRAM IN DETAIL	36
OTHER EXECUTIVE COMPENSATION PRACTICES AND POLICIES	40

Our CD&A details the objectives and elements of the DMC executive compensation program, describes the related processes of our Compensation Committee, and discusses the compensation earned by our Named Executive Officers (NEOs). For 2024, our NEOs were:

JAMES O’LEARY(1)	MICHAEL KUTA(1)	ERIC WALTER
Executive Chairman and Interim President and	Former CEO	Chief Financial Officer
Chief Executive Officer (CEO)

MICHELLE SHEPSTON	JAMES CHILCOFF(1)	IAN GRIEVES	ANTOINE NOBILI
Former Executive Vice President, Chief	Former President, Arcadia	President and Managing	President, NobelClad
Legal Officer and Secretary		Director, DynaEnergetics

(1)	Refer to Leadership Changes section below for details of our 2024 NEOs.

Executive Summary

Strategic Initiatives and Leadership Changes

Our strategy is to maximize the value of our company by capitalizing on the unique strengths of each of our three businesses. Arcadia Products, which has established a differentiated model for its core commercial building products, serves a multi-billion dollar addressable market and is seeking to grow its position in its targeted markets throughout the western and southwestern United States. DynaEnergetics and NobelClad each have established leadership positions in their respective segments of the energy and industrial equipment industries, and both are pursuing various growth opportunities.

On January 29, 2024, we announced our Board of Directors (the “Board”) had initiated a review of strategic alternatives for DynaEnergetics and NobelClad. The process formalized our ongoing efforts to unlock shareholder value. The Board retained financial advisors to assist in evaluating current strategies, operations, and capital structure, and considered sales, mergers, and other strategic combinations. On October 21, 2024, we announced that the Board was no longer actively marketing DynaEnergetics and NobelClad.

On February 6, 2024, we closed a $300 million, five-year senior secured credit facility, strengthening our balance sheet and improving our near-term financial flexibility as we pursue growth strategies in our businesses. These strategies include acquiring the remaining 40% minority interest in Arcadia Products. DMC has owned a 60% controlling interest in Arcadia since December 2021. On December 3, 2024, the Company and the minority interest holder entered into an amendment to the Operating Agreement whereby the minority interest holder agreed not to exercise its Put Option until on or after September 6, 2026 in exchange for, among other terms, a one-time payment of $2.5 million.

Simon Bates was appointed a member of the Board of Directors (the “Board”) on June 23, 2024 in connection with a Cooperation Agreement with Bradley L. Radoff and The Radoff Family Foundation as further described below. On October 16, 2024, David Aldous resigned as a director and as Chairman, and the Board appointed director James O’Leary as Executive Chairman, while director Ouma Sananikone was named Lead Independent Director.

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In November 2024, Michael Kuta retired as the Company’s President and Chief Executive Officer and as a member of the Board, and the Board appointed James O’Leary as the Company’s Interim President and Chief Executive Officer, in addition to his role as Executive Chairman, effective as of November 29, 2024. Effective March 28, 2025, Michelle Shepston resigned as Executive Vice President, Chief Legal Officer and Secretary. At our Arcadia Products business, James Chilcoff departed as President on October 8, 2024, and Christopher Scocos served as interim President until James Schladen returned to Arcadia as its President on February 3, 2025.

2024 Performance Overview

DMC Global Inc. (“DMC”, “we”, “us”, “our”, or the “Company”) faced challenging conditions in its primary U.S. construction and energy markets during 2024. Consolidated sales declined 11% to $642.9 million versus 2023, while consolidated adjusted EBITDA attributable to DMC* declined 46% to $52.2 million versus the prior year.

At the business level, our architectural building products segment, Arcadia Products (“Arcadia”), reported sales of $249.8 million, down 16% from 2023 due principally to lower sales volumes in Arcadia’s longer-cycle high-end residential markets. Additionally, weak construction activity and internal operational disruptions negatively impacted short-cycle commercial sales for portions of 2024. Arcadia reported full-year adjusted EBITDA attributable to DMC of $15.3 million, down 49% from 2023.

At DynaEnergetics, our energy products business, sales were $287.7 million, down 9% from 2023, primarily reflecting the impact of industry consolidation, which led to a pricing decline for DynaEnergetics’ DS perforating systems in the United States. DynaEnergetics reported adjusted EBITDA of $24.8 million, a 56% decrease from the prior year.

NobelClad, our composite metals business, reported sales of $105.4 million, which were up slightly from 2023, and were NobelClad’s best full-year sales results in more than a decade. The performance was due to steady, healthy activity in NobelClad’s core energy and petrochemical end markets, as well as strong demand for its Cylindra™ cryogenic transition joints and its clad plates for use in pressure vessels. NobelClad reported adjusted EBITDA of $23.2 million, up 2% from 2023

*	Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) financial measure used by management to measure operating performance and liquidity.
We define EBITDA as net income or loss plus or minus net interest, taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. As a result, internal management reports used during monthly operating reviews feature Adjusted EBITDA and certain management incentive awards are based, in part, on the amount of Adjusted EBITDA achieved during the year.
Adjusted EBITDA for a relevant fiscal year is the same as reported in the Company’s Form 10-K for that period. For a reconciliation of Adjusted EBITDA to the most directly comparable generally accepted accounting principle measure, refer to Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations from our Annual Report on Form 10-K for the year ended December 31, 2024.

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2024 Compensation Decisions at a Glance

The following pay decisions were made in 2024:

COMPENSATION ELEMENT	2024 DESIGN PHILOSOPHY

•  The Compensation Committee increased salaries by an average of 3% for Mr. Kuta, Mr. Walter, Ms. Shepston, Mr. Chilcoff, Mr. Grieves, and Mr. Nobili.

•  Effective November 13, 2024, the Compensation Committee approved an increase in our former Chief Legal Officer’s salary (Ms. Shepston) to more closely reflect market compensation.

• Changes to base salary consider level of responsibility and complexity of position, peer compensation levels, individual performance, market alignment and other factors

•  Our Chief Financial Officer and former Chief Legal Officer received an increase in their target award opportunity to more closely reflect market compensation. No other changes were made for continuing NEOs.

•  Based on challenging conditions in U.S. construction and energy markets, our Compensation Committee approved a Company Performance Component achievement metric of 0% for DMC, Arcadia, and DynaEnergetics. Due to sales, SG&A, adjusted EBITDA, and cash conversion performance above target metrics, the Company Performance Component was approved at 121% for NobelClad.

•  Individual NEO (other than Mr. O’Leary’s) short-term incentive payouts ranged from 0% to 50% of target. Mr. Nobili, the leader of NobleClad earned total payout of 117% of target.

•  Target awards set as a percentage of salary for each NEO

•  Weightings and metrics:
DMC Global NEOs: • 50% Company Performance

• 50% Individual Performance

Business Segment NEOs: • 80% Company Performance

• 20% Individual Performance

•  No payout on a metric if performance is below threshold; award capped at 180% of target

•  The Compensation Committee maintained grants for Mr. Walter, Ms. Shepston, Mr. Chilcoff, Mr. Grieves, and Mr. Nobili at levels approximating 2023 levels.

•  Mr. Kuta’s LTI grant was agreed to as part of his offer letter as sole Chief Executive Officer. Mr. Kuta also received an LTI grant in recognition of his appointment as CEO in August 2023. All of Mr. Kuta’s LTI was forfeited upon his retirement in November 2024.

•  PSUs for the 2021 to 2023 performance period vested in February 2024 at 50% of target due to Adjusted EBITDA performance.

•  Consists of time-based restricted stock or restricted stock units (RSUs) (one-half of target LTI value) and performance share units (PSUs) (one-half of target LTI value)

•  Restricted stock or RSUs vest over 3-year period based on continued service

•  PSUs vest at end of 3-year period based on metrics set at time of grant

•  Actual awards can range from 0% to 200% of target award

•  Metrics are solely based on Relative TSR

2024 Transition Compensation

Maintaining stability and driving progress on key strategic priorities has been a critical priority amid the Company’s strategic initiatives and executive leadership transition. To support leadership continuity and ensure a competitive approach to recognizing and rewarding our executives during this time, the Compensation Committee, with support from its independent compensation consultant, evaluated market practices of similarly situated companies and made the following decisions:

Executive Chairman and Interim CEO Compensation: Mr. O’Leary’s compensation was agreed to as part of the two leadership changes to Executive Chairman in October 2024 and to Interim President and Chief Executive Officer in November 2024. Upon his appointment to Executive Chairman in October 2024, the Board approved the following compensation elements for Mr. O’Leary for his service as the Company’s Executive Chairman: (i) a base salary of $500,000; (ii) a restricted stock grant with a grant date fair value of $1,000,000, to vest in full on the first anniversary of the grant date; and (iii) a restricted stock grant with a grant date value of $1,000,000, to vest 50% on the first and second anniversaries of the grant date, in each case, with respect to the restricted stock grants, subject to continued employment or service and the terms of the 2016 Omnibus Incentive Plan and applicable award agreements. Further, following his additional appointment to Interim President and CEO, the Board approved an additional cash incentive target award of $2,000,000 that will be earned based on achievement of performance milestones, including but not limited to: (i) the assumption of all critical pre-existing workstreams and relationships from the former Chairman of the Board and the former President and Chief Executive Officer of the Company, (ii) managing and engaging external parties on potential strategic alternatives or potential strategic capital solutions, respectively, and (iii) preparing and finalizing for Board review and approval individual business unit plans and budgets for each of the Company’s three business segments for fiscal 2025.

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Retention Agreements with Selected Senior Executives: On November 13, 2024, in order to reward, retain and further incentivize certain members of the leadership team and to continue to maintain a strong emphasis on long-term shareholder value creation, the Compensation Committee approved a special retention grant for each of (i) Eric Walter, Chief Financial Officer of the Company, and (ii) Michelle Shepston, Executive Vice President, Chief Legal Officer and Secretary of the Company, respectively (each, a “Retention Grant”).

Each Retention Grant, which consists 50% of restricted stock and 50% of cash, has a grant date value equal to one times the respective officer’s base salary and will vest 18 months from the grant date, subject to the executive officer’s continued service. The restricted stock is also subject to the terms of the 2016 Omnibus Incentive Plan and a restricted stock award agreement, while the cash award is also subject to a cash retention letter agreement. Ms. Shepston forfeited her Retention Grant upon her resignation in March 2025.

PREVIEW OF 2025 COMPENSATION PROGRAM

In furtherance of our focus on improving profitability and overall cash flow management, the Compensation Committee has approved two significant changes to the 2025 NEO compensation program.

First, PSUs granted in 2025 to DMC, DynaEnergetics, and NobelClad NEOs will be based on 50% cumulative Adjusted EBITDA and 50% cumulative Adjusted Free Cash Flow performance compared to a pre-established goal over a three-year performance period. PSUs granted in 2025 to the Arcadia NEO will be based solely on cumulative Adjusted EBITDA performance compared to a pre-established goal over a two-year performance period. This is a change from 100% relative TSR for PSUs granted in 2024.

Second, the 2025 Company Performance Component of the annual cash bonus for DMC, DynaEnergetics, and NobelClad NEOs will be based on cumulative achievement of Adjusted EBITDA and Adjusted Free Cash Flow. For the Arcadia NEO, the Company Performance Component will be based solely on Adjusted EBITDA. This is a change from the historical metrics of revenues, SG&A as a percentage of sales, adjusted EBITDA as percentage of sales, and cash conversion days. The Committee has also revised the allocations of total target award between the quantitative company performance component and the qualitative individual component. For all NEOs, the company performance component at target is 100% of the total bonus, and the qualitative individual component is no longer applicable.

The relative weighting for the Company Performance Component in 2025 will be as follows for each segment:

Metric	DMC Weighting	Arcadia Weighting	DynaEnergetics Weighting	NobelClad Weighting
Adjusted EBITDA	50%	100%	50%	50%
Adjusted Free Cash Flow	50%	n/a	50%	50%

Good Compensation Governance Practices

The Compensation Committee continually evaluates the Company’s compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of our governance practices:

WHAT WE DO	WHAT WE DON’T DO
Provide the majority of compensation in performance-based pay	No “single-trigger” change of control severance benefits
Maintain robust stock ownership requirements	No hedging transactions or pledging of our common stock by executive officers
Maintain a clawback policy	No evergreen provision in the equity incentive plan
Use an independent compensation consultant engaged by the Compensation Committee	No liberal share recycling
Conduct annual compensation program risk assessment	No liberal definition of change of control
Limit perquisites	No defined benefit plans for executive officers

2024 Say On Pay Results & Shareholder Engagement

The Board of Directors gives significant weight to the advisory vote on executive compensation (Say on Pay), as well as feedback from our stockholders, and responds accordingly. At the 2024 Annual Meeting of Stockholders, over 95% of votes cast were in support of our program. Following the vote and throughout 2024, the Board and senior management team continued their regular cadence of communications with stockholders, engaging in dozens of meetings with investors during 2024. Investor feedback regarding executive compensation was shared with the Board of Directors. The Compensation Committee recognizes the ever-evolving compensation and governance landscape and will continue to review its practices and solicit stakeholder feedback on these issues.

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What Guides Our Program

Our compensation philosophy and objectives are to: (i) provide a compensation program that attracts, motivates, and retains high-caliber leadership talent; (ii) offer compensation opportunities that are competitive with those provided by other comparable U.S. public companies as determined by our market research; (iii) create incentive compensation opportunities that emphasize the importance of achieving both short-term performance measures (i.e., annual) and long-term financial and strategic goals; and (iv) sponsor performance pay programs that are linked to stockholder value.

Elements of Executive Compensation

Our executive compensation program is composed of base salary and short-term and long-term incentives, each of which is described below.

	Compensation Component	Purpose
FIXED	Base salary Paid in cash	Provide a competitive fixed rate of pay relative to similar positions in the market
Enable the Company to attract and retain critical executive talent
AT RISK	Short-term incentives Paid in cash under the annual incentive plan	Focus NEOs on achieving rigorous and progressively challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation
	Long-term incentives Paid under the equity incentive plan using a mix of equity vehicles	Focus NEOs on longer-term relative and absolute performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy

COMPENSATION MIX

The charts below show the total target compensation of our CEO in 2024 and our other NEOs. These charts illustrate that a majority of NEO total target compensation is variable (85% for our CEO and an average of 70% for our other NEOs).

(1)	DMC CEO within this chart is Michael Kuta. In November 2024, Mr. O’Leary was appointed as Interim President & CEO following Mr. Kuta’s retirement. Mr. O’Leary’s compensation details are excluded given his role as Interim President & CEO for only two months during 2024. Furthermore, Mr. Kuta’s 2024 compensation mix is more representative of the future, permanent CEO’s likely compensation mix.
(2)	DMC Other NEOs include Eric Walter, Michelle Shepston, James Chilcoff, Ian Grieves, and Antoine Nobili.

The Decision Making Process

THE ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee comprises independent, non-employee members of the Board, and it works very closely with its independent consultant and senior management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.dmcglobal.com, by clicking “Investors,” and then “Governance.”

THE ROLE OF SENIOR MANAGEMENT

Our CEO confers with the Chair of the Compensation Committee in recommending for the Compensation Committee’s approval of the salaries of, annual incentives and long-term incentives

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of the NEOs other than himself. Our CEO also provides an assessment of the other NEOs’ performance with respect to achieving the performance objectives for the qualitative portion of the performance bonus under the annual incentive plan. Notwithstanding the foregoing, the Compensation Committee ultimately determines compensation levels and amounts for all NEOs. The Compensation Committee determines CEO pay and performance and holds these discussions in executive session without the CEO present.

THE ROLE OF THE INDEPENDENT CONSULTANT

The Compensation Committee engages an independent compensation consultant to assist the Committee in making compensation decisions for the NEOs. The Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) for 2024.

The compensation consultant reviews the Company’s overall executive officer and director compensation in comparison to other comparably-sized public companies in industries similar to the Company, helps the Compensation Committee identify the appropriate mix of compensation components for compensating our executive officers, and facilitates the Compensation Committee’s determination of our executive officers’ incentive based compensation. The compensation consultant also keeps the Compensation Committee current with pay practices and governance trends, attends meetings when necessary to review reports and analyses and conducts special studies as may be required by the Compensation Committee from time to time.

Pearl Meyer does not provide any other services to the Company or our management or have any other direct or indirect business relationships with us or our management other than to advise on board of director pay and practices. The Compensation Committee has assessed the independence of Pearl Meyer and concluded that its work does not raise any conflicts of interest.

THE ROLE OF MARKET REFERENCES AND THE PEER GROUP

The Company competes across multiple industries to attract top executive-level talent. To ensure our compensation program remains competitive, the Compensation Committee conducts an annual evaluation of industry-specific and general market compensation practices and trends. This comprehensive approach provides a broader perspective than peer group data alone.

The Compensation Committee also assesses the appropriateness of each NEO’s compensation, considering factors such as Company and business unit performance, job scope, individual performance, tenure, and other relevant criteria. Should the Compensation Committee determine that a NEO’s compensation is not aligned with these factors, adjustments to one or more compensation components may be made. The Compensation Committee does not target a specific pay level.

Given the diversified industries in which our businesses operate, our 2024 peer group, as detailed below, continued to include companies from the building products, global industrial infrastructure, and upstream oil and gas and energy sectors. This peer group was utilized to set executive compensation levels for 2024 and remained consistent with the peer group utilized in 2023. Additionally, the S&P 600 Industrials index was employed for benchmarking relative performance for equity incentive awards.

2024 Peer Group

Apogee Enterprises, Inc.	Expro Group Holdings N.V.	Hunting PLC	Quanex Building Products Corporation
Axcelis Technologies, Inc.	Gibraltar Industries, Inc.	Matrix Service Company	Tennant Company
CSW Industrials, Inc.	Helios Technologies, Inc.	Oil States International, Inc.	TETRA Technologies, Inc.
Core Laboratories N.V.	Helix Energy Solutions Group, Inc.	PGT Innovations, Inc.	Thermon Group Holdings, Inc.
Dril-Quip, Inc.

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2024 Executive Compensation Program In Detail

Base Salary

Base salary is evaluated each year after reviewing each NEO’s performance, peer group compensation data, and survey market data. The Compensation Committee reviews salaries annually and adjusts them if needed to reflect performance and ensure they remain competitive.

The Compensation Committee adjusted each NEO’s salary for competitive and market condition reasons and believed all other salaries were competitive with market levels.

NEO	2023 Base Salary	2024 Base Salary		Percentage Increase
Michael Kuta	$675,000	$698,000	(1)	3.5%
Eric Walter	$440,000	$455,000		3.5%
Michelle Shepston	$380,000	$435,000	(3)	14.5%
James Chilcoff	$550,000	$561,000	(4)	2.0%
Ian Grieves(5)	€375,000	€388,125		3.5%
Antoine Nobili	€200,000	€206,000		3.0%
(1)	Mr. Kuta’s employment terminated effective November 29, 2024. His base salary actually paid was pro-rated for time employed in 2024.
(2)	Mr. O’Leary was appointed Executive Chairman effective October 16, 2024. His base salary was pro-rated for the time served in the position and was not changed upon appointment as Interim President and CEO.
(3)	Ms. Shepston’s 2024 base salary was $393,000 from January 1, 2024 to November 12, 2024. Effective November 13, 2024, the Compensation Committee approved her base salary change to $435,000 to more closely reflect market compensation.
(4)	Mr. Chilcoff’s employment terminated effective October 8, 2024. His base salary actually paid was pro-rated for time employed in 2024.
(5)	2024 salary guaranteed to be equivalent to at least $427,000, measured at the end of each year, based on the then-current exchange rate.

Mr. O’Leary was appointed Executive Chairman in October 2024 and then Interim President and CEO in November 2024. His base salary was established at $500,000 per year. His actual salary for 2024 was pro-rated for the time he served in the position.

Annual Incentives

The annual incentive plan provides our NEOs the opportunity awards depend on the achievement of company performance objectives and a qualitative assessment of individual performance and can range from 0% to 180% of target award. Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and his or her ability to impact overall results and market practices for each position.

Target award opportunities as a percentage of base salary for each NEO are as follows:

NEO	2024 Target Award Opportunity (as a % of base salary)
Michael Kuta	100%
James O’Leary	(1)
Eric Walter	75%
Michelle Shepston	75%
James Chilcoff	75%
Ian Grieves	60%
Antoine Nobili	40%
(1)	Mr. O’Leary’s incentive cash compensation is based on target goals and transition services as defined in his Interim President and CEO offer letter. His target incentive cash compensation is $2,000,000, which is 400% of his base salary. See “Other Bonus Agreements.”

The annual incentive plan for NEOs consists of a quantitative company performance component and a qualitative individual component. For Messrs. Kuta and Walter and Ms. Shepston, the company performance component at target is 50% of the total bonus, and the qualitative individual component is 50%. For Messrs. Chilcoff, Grieves and Nobili, the company performance component at target is 80% of the total bonus, and the qualitative individual component is 20%. Mr. O’Leary did not participate in the annual incentive plan for 2024, but did receive a cash bonus as a result of target goals and transition services performed in accordance with his Interim President and CEO offer letter. See “Other Bonus Agreements.”

COMPANY PERFORMANCE COMPONENT

The Compensation Committee reviews the performance measures under the annual incentive plan annually to ensure they support our operating plan and keep our NEOs focused on attaining progressively challenging short-term goals. For 2024, the Company performance component was based on DMC Global or business unit performance against pre-determined revenue, selling, general and administrative expenses, exclusive of stock-based compensation expense (“SG&A”) as a percentage of revenue, Adjusted EBITDA as a percentage of revenue, and cash conversion days goals. For actual performance that falls between data points, linear interpolation is used to calculate the payout. Adjusted EBITDA is a non-GAAP measure that we believe provides

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an important indicator of our ongoing performance, is aligned with our operating plan and is used regularly in financial decisions. Cash conversion days is calculated as the four quarter average of Day Sales Outstanding (DSO) plus Day Sales of Inventory (DSI) minus Days Payable Outstanding (DPO); where DSO equals accounts receivable, net of contract liabilities divided by net sales then multiplied by 365; DSI equals inventory divided by cost of products sold multiplied by 365 day; and DPO equals accounts payable divided by cost of products sold multiplied by 365.

The Company performance component of the award is determined based on actual performance achieved, as well as each NEO’s respective area(s) of responsibility — in either DMC Global or their respective business unit.

DMC Global Inc.

NEOs:

Mr. Kuta, Former Chief Executive Officer
Mr. Walter, Chief Financial Officer
Ms. Shepston, Former Chief Legal Officer

In February 2024, the Board adopted 2024 Company performance measures set forth in relevant part below, with target payout to occur at $753 million in revenue, SG&A of 14.3% as a percentage of revenue ($108 million at target), Adjusted EBITDA attributable to DMC of 12.7% as a percentage of revenue ($96 million at target), and 110 cash conversion days.

Company Performance Component: DMC (in millions)	Weighting	Threshold	Target	Maximum
Revenue	10%	$695	$753	$821
SG&A %	10%	15.2%	14.3%	13.1%
Adjusted EBITDA %	15%	11.6%	12.7%	14.2%
Cash Conversion Days	15%	118	110	97
Payout %		0%	100%	180%

Actual results: The Company’s 2024 revenue of $642.9 million, SG&A percentage of 15.8%, and Adjusted EBITDA attributable to DMC percentage of 8.1% resulted in a 0% payout for the Company performance component portion of the annual award for Mr. Walter and Ms. Shepston. Mr. Kuta’s employment terminated prior to December 31, 2024 and as such, no 2024 bonus was earned.

Arcadia

NEOs:

Mr. Chilcoff, Former President

In February 2024, the Board adopted 2024 Arcadia performance measures set forth in relevant part below, with target payout to occur at $328 million in revenue, SG&A of 15.9% as a percentage of revenue ($52 million at target), Adjusted EBITDA of 17.5% as a percentage of revenue ($57 million at target), and 120 cash conversion days.

Company Performance Component: Arcadia (in millions)	Weighting	Threshold	Target	Maximum
Revenue	35%	$300	$328	$356
SG&A %	10%	16.3%	15.9%	14.9%
Adjusted EBITDA %	25%	16.7%	17.5%	18.5%
Cash Conversion Days	10%	130	120	105
Payout %		0%	100%	180%

Actual results: Mr. Chilcoff’s employment terminated prior to December 31, 2024 and as such, no 2024 bonus was earned. Arcadia’s revenue of $249.8 million, SG&A percentage of 18.1%, Adjusted EBITDA percentage of 10.2%, and cash conversion days of 149 resulted in a 0% payout for the Company performance component portion of the annual award.

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DynaEnergetics

NEOs:

Mr. Grieves, President and Managing Director

In February 2024, the Board adopted 2024 DynaEnergetics performance measures set forth in relevant part below, with target payout to occur at $320 million in revenue, SG&A of 9.3% as a percentage of revenue ($30 million at target), Adjusted EBITDA of 17.5% as a percentage of revenue ($56 million at target), and 112 cash conversion days.

Company Performance Component: DynaEnergetics (in millions)	Weighting	Threshold	Target	Maximum
Revenue	10%	$300	$320	$345
SG&A %	20%	10.0%	9.3%	8.3%
Adjusted EBITDA %	20%	16.7%	17.5%	18.8%
Cash Conversion Days	30%	120	112	100
Payout %		0%	100%	180%

Actual results: DynaEnergetics’ revenue of $287.7 million, SG&A percentage of 11.1%, Adjusted EBITDA percentage of 8.6%, and cash conversion days of 143 resulted in a 0% payout for the Company performance component portion of the annual award.

NobelClad

NEOs:

Mr. Nobili, President

In February 2024, the Board adopted 2024 NobelClad performance measures set forth in relevant part below, with target payout to occur at $105 million in revenue, SG&A of 13.1% as a percentage of revenue ($13.8 million at target), Adjusted EBITDA of 16.2% as a percentage of revenue ($17 million at target), and 85 cash conversion days.

Company Performance Component: NobelClad (in millions)	Weighting	Threshold	Target	Maximum
Revenue	10%	$95	$105	$120
SG&A %	20%	14.2%	13.1%	12.1%
Adjusted EBITDA %	20%	13.7%	16.2%	19.2%
Cash Conversion Days	30%	90	85	80
Payout %		0%	100%	180%

Actual results: NobelClad achieved revenue of $105.4 million, SG&A percentage of 13.1%, and Adjusted EBITDA percentage of 22.0% during 2024. Regarding the cash conversion day metric, while NobelClad did not achieve the target quarterly average of the pre-established goal, NobelClad’s ending cash conversion days was substantially lower the target goals (74 days). As such, the Compensation Committee determined this metric would be set at 100% achievement. This resulted in a 121% payout for the Company performance component portion of the annual award.

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INDIVIDUAL PERFORMANCE COMPONENT

With respect to 2024, the Compensation Committee considered the contribution of each NEO to Company performance, including navigating the strategic reviews, leadership changes, and other individual achievements. Based on these accomplishments, the Compensation Committee determined that the percentage multiple for 2024 was 100% for Mr. Walter, Ms. Shepston and Mr. Nobili.

Given the underperformance of DynaEnergetics, including declines in revenue and adjusted EBITDA margin, the Committee determined that the percentage multiple for Mr. Grieves was 0%.

The employment of each of Mr. Kuta and Mr. Chilcoff terminated prior to December 31, 2024 and as such, neither earned a bonus for 2024.

OVERALL RESULTS

The total annual bonus awards for 2024 for each NEO were calculated as follows:

NEO	Target Award ($)	Amount Earned Company Performance Component	Amount Earned Individual Performance Component	Total Award Earned for 2024
Michael Kuta	$698,000	$–	$–	$–	(1)
Eric Walter	341,250	–	170,625	170,625
Michelle Shepston	326,250	–	163,125	163,125
James Chilcoff	420,750	–	–	–	(1)
Ian Grieves	€232,875	€–	€–	€–
Antoine Nobili	€82,400	€79,700	€16,480	€96,180
(1)	Mr. Kuta’s and Mr. Chilcoff’s employment terminated prior to December 31, 2024 and as such, no bonus for 2024 was earned.

Other Bonus Agreements

The Board appointed James O’Leary as Interim President and CEO, effective as of November 29, 2024. On December 11, 2024, the Company entered into a letter agreement (the “Agreement”) with respect to Mr. O’Leary’s service in such role. The Agreement provides that Mr. O’Leary will be eligible for certain cash payments in the aggregate target amount of $2,000,000. The actual amount of such payments will be determined based on, as applicable, completion of targets or performance of certain ongoing transition services as follows:

•	Assume all critical pre-existing workstreams and relationships underway from former Chairman of the Board and current President and Chief Executive Officer including, but not limited to, the recently terminated strategic review process regarding DynaEnergetics and NobelClad businesses.
•	Manage and engage external parties on potential strategic alternatives both currently underway and that may arise.
•	Complete and present necessary amendments to the Credit Facility and/or obtain an amendment to the Arcadia operating agreement to delay exercisability of the put option.
•	Manage and engage external financing parties on potential strategic capital solutions that the Board may consider, including the existing lender group.
•	Review any capital allocation initiatives that may require Board approval, including (but not limited to) NobelClad India, and each business unit’s capital plan.
•	Prepare and finalize for Board review and approval the individual business unit plans and budgets for Arcadia Products, NobelClad and DynaEnergetics for fiscal 2025.
•	Assume responsibilities as Chairman of the Arcadia Products, LLC board and engage with members of Arcadia Products, LLC, as appropriate.
•	Assist the Corporate Governance and Nominating (CG&N) Committee with searches for potential candidates, with timing as directed by the CG&N Committee, to fill the roles of Company President and Chief Executive Officer and President of Arcadia Products.

As of December 31, 2024, the Compensation Committee determined that Mr. O’Leary had satisfied all target goals and was satisfactorily progressing through the ongoing transition services. As of December 31, 2024, Mr. O’Leary was not paid any of the $2,000,000 aggregate target amount achieved but had earned $1,270,696 assuming continued employment through June 30, 2025. The Compensation Committee will continue to review the performance of the ongoing transition services bimonthly until June 30, 2025.

Long-Term Equity Incentives

The Compensation Committee believes that long-term equity incentive grants are important in aligning executives with the long-term performance of the Company. For 2024, the Committee set target long-term incentive grants for each NEO. Awards were granted using a mix of RSUs and PSUs. Per the terms of Mr. Kuta’s offer letter upon appointment as CEO in August 2023, he was to receive a pro-rated long-term incentive grant in recognition of his service in fiscal 2023, which included both restricted stock and PSUs. This award was granted on March 6, 2024 and is included in the 2024 Summary Compensation Table.

Restricted Stock/RSUs. Restricted stock vests over a three-year period with one-third of such shares vesting on each of the first, second and third anniversaries of the grant date. RSUs are granted to non-US NEOs and vest over a three-year period. RSUs granted to Mr. Grieves vest on each of the first, second and third anniversaries of grant. RSUs granted to Mr. Nobili vests two-thirds on the second anniversary of grant and one-third on the third anniversary of grant. Each RSU represents the right to receive one share of the Company’s stock upon vesting.

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PSUs. PSUs are performance-based equity awards that provide for payouts that can range from 0% to 200% of the target number of PSUs granted based on relative TSR results over a three-year period (Performance Period). Each earned PSU represents the right to receive one share of the Company’s common stock.

The PSUs earned, if any, will cliff vest on the third anniversary of grant based on the degree of satisfaction of the PSU performance conditions. The actual number of PSUs earned and vested over the Performance Period is dependent on the Company’s percentile ranking of TSR performance relative to the S&P SmallCap 600 Industrials index as detailed in the following payout schedule.

2024 PSU Payout Schedule
Percentile Rank	Payout Percentage
100th	200%
75th	150%
50th	100%
25th	50%
0th	0%

The Compensation Committee established target LTI awards for each NEO. The number of shares or units is calculated based on the LTI targets and the closing price of the Company’s stock on the day prior to grant date. The table below shows the equity awards granted under the 2016 Omnibus Incentive Plan (the “2016 Plan”) for each of the NEOs:

NEO	Grant Date		Restricted Stock/RSUs	PSUs(1)	Grant Date Value(2)
Michael Kuta	February 28, 2024		57,110	57,110	$2,388,911
	March 6, 2024	(3)	23,796	23,796	$972,067
James O’Leary	May 15, 2024	(4)	9,520	–	$124,998
	November 1, 2024	(5)	198,216	–	$2,000,000
Eric Walter	February 28, 2024		19,503	19,503	$815,811
	November 13, 2024	(6)	26,119	–	$227,496
Michelle Shepston	February 28, 2024		10,336	10,336	$432,354
	November 13, 2024	(6)	22,560	–	$196,498
James Chilcoff	February 28, 2024		12,984	12,984	$670,075
Ian Grieves	February 28, 2024		13,392	13,392	$560,187
Antoine Nobili	February 28, 2024		3,455	3,455	$144,523
(1)	Number of PSUs granted assuming target performance achieved.
(2)	See footnote 1 to Summary Compensation Table for an explanation of calculation.
(3)	Per the terms of Mr. Kuta’s offer letter upon appointment as CEO in August 2023, he received a pro-rated long-term incentive grant in recognition of his service in fiscal 2023, which included both restricted stock and PSUs subject to the standard vesting conditions discussed above.
(4)	Relates to annual grant in recognition of service on the Board of Directors. Mr. O’Leary was appointed as Executive Chairman on October 16, 2024 and Interim President and CEO effective November 29, 2024.
(5)	As compensation for Mr. O’Leary’s service as Executive Chairman, Mr. O’Leary received (i) a restricted stock grant with a grant date fair value of $1,000,000, to vest in full on the first anniversary of the grant date; and (ii) a restricted stock grant with a grant date value of $1,000,000, to vest 50% on the first and second anniversaries of the grant date.
(6)	Mr. Walter and Ms. Shepston received a retention grant valued at one-half their then-current salary. Each award will cliff vest on the 18-month anniversary of grant.

VESTING OF PRIOR AWARDS

PSUs granted on February 23, 2021 achieved 200% of the pre-established three-year performance goal for Adjusted EBITDA; however, the PSUs failed to achieve the three-year relative TSR performance as the Company’s TSR was below the lowest quartile. As the Adjusted EBITDA awards were 25% of the target grant in 2021, 50% of the target PSUs vested for Ms. Shepston and Messrs. Grieves and Nobili.

Other Executive Compensation Practices and Policies

Stock Ownership Guidelines

We maintain rigorous stock ownership guidelines. After a five-year phase-in period, our CEO is expected to hold common stock with a value that is at least five times his base salary. After a three-year phase-in period, each of our other NEOs is expected to hold common stock equal to the aggregate number of shares awarded to such officer over the preceding three-year period, less the amount of stock equal in value to the taxes paid on such stock award. In addition, within five years of election to the Board, our non-employee directors are expected to hold stock worth at least five times the amount of the annual cash Board retainer fee. For calculation purposes, the CEO and non-employee directors, all shares held, whether vested, unvested or deferred, are considered owned by the executive or director (excluding unvested PSUs). The value of shares held is calculated at the higher of (i) the average closing price of a share of the Company’s stock for the year ending December 31 and (ii) the fair market value of the Company’s stock on the date of vesting or acquisition. All of our NEOs and directors are in compliance with the stock ownership guidelines or fall within the relevant exception period.

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Anti-Hedging and Anti-Pledging Policy

Our directors, officers and employees are prohibited from using any strategies or products (such as derivative securities or short-selling techniques) to hedge against potential changes in the value of DMC common stock. In addition, our directors, officers and employees are prohibited from holding DMC securities in a margin account or pledging DMC securities as collateral for a loan.

Clawback Policy

Our clawback policy requires the Board to recoup certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. The policy covers all the Company’s current and future NEOs and applies to incentive compensation paid by the Company (annual bonuses and other short-term and long-term incentives, restricted stock and other equity awards).

Risk Assessment and Mitigation of Compensation Policies and Practices

Our Compensation Committee, with the assistance of management, reviews on an annual basis our compensation programs and considers whether they encourage excessive risk-taking by employees at the expense of long-term Company value. The Committee believes that the design of our executive compensation program, which includes a mix of annual and long-term incentives (a substantial portion of which are performance based) and cash and equity awards, along with our stock ownership guidelines and clawback policy, provide an appropriate balance between risk and reward and do not motivate imprudent risk-taking. As a result, we do not believe that our compensation policies are reasonably likely to have a material adverse effect on the Company.

Tax Considerations

Generally, a public company cannot deduct compensation in excess of $1 million paid in any year to a company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers. Traditionally, certain “qualified performance-based compensation” was not subject to this $1 million limitation; however, 2017 tax reform eliminated the qualified performance-based compensation exemption. Nevertheless, our Compensation Committee continues to view pay for performance as an important part of our executive compensation policy. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its stockholders.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee

Michael Kelly (Chair)
Simon Bates
Ruth Dreessen

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

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SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2024

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Michael Kuta	2024	$657,288		$–		$3,360,978	$–		$119,859	(3)	$4,138,125
Former Chief Executive Officer(2)	2023	613,461		–		599,993	703,701		67,499		1,984,654
	2022	400,000		–		713,198	311,952		41,848		1,466,998
James O’Leary Executive Chairman and Chief Executive Officer(4)	2024	92,308		–		2,124,998	1,270,696	(5)	59,420	(6)	3,547,422
Eric Walter	2024	455,000		177,778	(7)	1,043,307	170,625		44,222	(8)	1,890,932
Chief Financial Officer	2023	406,154		–		1,591,710	276,749		73,338		2,347,951
Michelle Shepston(9)	2024	397,273	(10)	–		628,852	163,125		33,159	(11)	1,222,409
Former Executive Vice President, Chief Legal Officer and Secretary	2023	380,000		–		419,861	237,241		39,535		1,076,637
	2022	350,000		–		378,201	181,972		38,468		948,641
James Chilcoff	2024	448,800		–		670,075	–		331,255	(13)	1,450,130
Former President, Arcadia(12)	2023	550,000		420,000		939,841	444,807		31,200		2,385,848
Ian Grieves	2024	428,136	(15)	108,200	(16)	560,187	–		35,458	(17)	1,131,981
President and General Manager, DynaEnergetics(14)	2023	410,000		–		539,778	155,291		32,860		1,137,929
	2022	386,313		99,989		378,201	292,400		33,309		1,190,212
Antoine Nobili(18) President, NobelClad	2024	222,885		108,200		144,523	104,067		112,571	(19)	692,246
(1)	Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used to determine the amounts in this column are the same as those used in the valuation of compensation expense for our audited financial statements. This column was prepared assuming none of the awards will be forfeited. Awards granted in 2024 include restricted stock awards, restricted stock units, and performance share units. The grant date fair values of restricted stock awards and restricted stock units were based on the last market trading day prior to the grant date. The fair value of PSUs with TSR performance conditions is based on a third-party valuation simulating a range of possible TSR outcomes over the performance period. For additional information about these restricted stock awards, refer to Note 8 within our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. The performance-based portion of the award assumes target performance will be achieved. For Mr. Kuta, Mr. Walter, Ms. Shepston, Mr. Chilcoff, Mr. Grieves, and Mr. Nobili, the grant date fair value of their 2024 stock awards assuming maximum achievement of performance metrics would be $3,904,333, $948,626, $502,743, $779,164, $651,387, and $168,051 respectively.
(2)	Mr. Kuta retired as CEO effective as of November 29, 2024. All unvested stock awards were forfeited upon his retirement.
(3)	Includes payout of accrued personal time off upon termination ($85,908), automobile and fuel allowances ($16,615), matching contributions under the company’s 401(k) plan ($13,800), reimbursement of professional fees for financial planning advisory services ($2,290), and insurance premium payments ($1,246).
(4)	Mr. O’Leary was appointed as Executive Chairman effective October 16, 2024. Mr. O’Leary was then appointed as Interim President and Chief Executive Officer, in addition to his role as Executive Chairman, effective as of November 29, 2024.
(5)	Includes amounts earned under strategic transition services within Interim President and CEO employment letter (“CEO Letter Agreement”) as of December 31, 2024. Refer to CD&A for further discussion as well as CEO Letter Agreement in Exhibit 10.24 of our Annual Report on Form 10-K for the year ended December 31, 2024.
(6)	Includes retainers for service on Board of Directors from January 1, 2024 to October 15, 2024 ($59,307) and insurance premium payments ($113).
(7)	Includes relocation bonus of $100,000 upon relocation to Colorado during 2024 plus gross up payment of $77,778 for tax reimbursement per terms of employment agreement.
(8)	Includes automobile and fuel allowances ($18,000), matching contributions under the company’s 401(k) plan ($13,800), commuting expenses ($11,063), and insurance premium payments ($1,359).
(9)	Effective March 28, 2025, Michelle Shepston resigned as Executive Vice President, Chief Legal Officer and Secretary. All unvested stock awards were forfeited upon her resignation.
(10)	Ms. Shepston’s 2024 base salary was $393,000 from January 1, 2024 to November 12, 2024. Effective November 13, 2024, the Compensation Committee approved her base salary change to $435,000 to more closely reflect market compensation.
(11)	Includes automobile and fuel allowances ($18,000), matching contributions under the company’s 401(k) plan ($13,800), and insurance premium payments ($1,359).
(12)	Mr. Chilcoff departed as President, Arcadia effective October 8, 2024. Refer to Mr. Chilcoff’s Severance and Release Agreement in Exhibit 10.22 of our Annual Report on Form 10-K for the year ended December 31, 2024.
(13)	Include payment under Mr. Chilcoff’s Severance and Release Agreement ($280,500), payout of accrued personal time off upon termination ($21,955), automobile and fuel allowances ($15,000), matching contributions under the company’s 401(k) plan ($13,800).
(14)	All cash compensation amounts included in this and other tables are described in U.S. dollars and were converted using exchange rates of 1.082 for 2024, 1.8016 for 2023, and 1.053 for 2022.
(15)	Annual salary of €388,125 guaranteed to be equivalent to at least $427,000, measured at the end of each year, based on the then-current exchange rate.
(16)	Includes earned and paid portion of retention bonus offered as part of the Company’s review of strategic alternatives. Refer to Retention Agreement in Exhibit 10.16 of our Annual Report on Form 10-K for the year ended December 31, 2024.
(17)	Includes expenses relating to a company-leased automobile that was provided to Mr. Grieves ($21,390) and company contributions to insurance and pension plans ($14,068). Automobile expenses include monthly lease payments and all operating expenses (gas, maintenance, insurance, etc.). Mr. Grieves’ cash compensation is paid to him in Euros.
(18)	Mr. Nobili’s’ cash compensation is paid to him in Euros. All amounts included in this and other tables are described in U.S. dollars and were converted using exchange rates of 1.082 for 2024.
(19)	Includes company contributions to pension plans ($67,272), insurance premium payments ($37,892) and expenses relating to a company-leased automobile that was provided to Mr. Nobili ($7,407).

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GRANTS OF PLAN-BASED AWARDS

					Estimated Possible Payouts Under Equity Incentive Plan Awards (#)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(1)(2)			Performance-Based Awards			All Other Stock Awards	Grant Date Fair Value of Stock
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)(4)	Awards ($)(5)
Michael Kuta(6)	N/A	$–	$698,000	$1,256,400
Restricted Stock Awards(4)	28-Feb-24							57,110	$999,996
PSUs(3)	28-Feb-24					57,110	114,220		$1,388,915
Restricted Stock Awards(4)	6-Mar-24							23,796	$408,815
PSUs(3)	6-Mar-24					23,796	47,592		$563,252
James O’Leary	N/A	$–	$2,000,000	$2,000,000
Restricted Stock Awards(4)	15-May-24							9,520	$124,998
Restricted Stock Awards(4)	1-Nov-24							99,108	$1,000,000
Restricted Stock Awards(4)	1-Nov-24							99,108	$1,000,000
Eric Walter	N/A	$–	$341,250	$614,250
Restricted Stock Awards(4)	28-Feb-24							19,503	$341,498
PSUs(3)	28-Feb-24				–	19,503	39,006		$474,313
Restricted Stock Awards(4)	13-Nov-24							26,119	$227,496
Michelle Shepston	N/A	$–	$326,250	$587,250
Restricted Stock Awards(4)	28-Feb-24							8,263	$180,983
PSUs(3)	28-Feb-24				–	8,263	16,526		$251,371
Restricted Stock Awards(4)	13-Nov-24							22,560	$196,498
James Chilcoff	N/A	$–	$420,750	$757,350
Restricted Stock Awards(4)	28-Feb-24							16,019	$280,493
PSUs(3)	28-Feb-24				–	16,019	32,038		$389,582
Ian Grieves	N/A	$–	$251,971	$453,548
Restricted Stock Units(4)	28-Feb-24							13,392	$234,494
PSUs(3)	28-Feb-24				–	13,392	26,784		$325,693
Antoine Nobili	N/A	$–	$89,157	$160,482
Restricted Stock Units(4)	28-Feb-24							3,455	$60,497
PSUs(3)	28-Feb-24				–	3,455	6,910		$84,026

(1)	Actual amounts paid pursuant to our non-equity incentive plan are reported in the non-equity incentive plan column of the Summary Compensation Table. With respect to Messrs. Kuta, Walter, Chilcoff, Grieves, Nobili, and Ms. Shepston, these numbers represent threshold, target and maximum amounts that could have been earned under our annual performance bonus plan, which is based 50% on quantitative measures and 50% on qualitative measures for Messrs. Kuta, Walter, and Ms. Shepston, and based on 80% on quantitative measures and 20% on qualitative measures for Messrs. Chilcoff, Grieves, and Nobili and allows for payments between 0% (threshold) and 180% (maximum) of the target amount, which is a specified percentage of base salary. At the time these measures are set and communicated to our NEOs, they are substantially uncertain. With respect to Mr. O’Leary, this number represents certain cash payments in the aggregate target amount of $2,000,000, the actual amount of which will be determined based on, as applicable, completion of targets or performance of certain ongoing transition services, as defined in Mr. O’Leary’s Interim President and CEO offer letter.
(2)	Non-equity incentive plan awards for Messrs. Kuta, Walter, Chilcoff, Grieves, Nobili, and Ms. Shepston consist of a qualitative portion and a quantitative portion. The qualitative portion for each officer is based on the performance of that officer’s individual responsibilities in meeting the strategy and objectives set by the Board for the Company. The quantitative portion of the awards for Messrs. Kuta, Walter, and Ms. Shepston is based on revenue of DMC, SG&A of DMC as a percentage of revenue achieved in 2024, Adjusted EBITDA attributable to DMC as a percentage of revenue achieved in 2024, and Cash

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Conversion Days of DMC, and in the case of Messrs. Chilcoff, Grieves, and Nobili, revenue, SG&A as a percentage of revenue, Adjusted EBITDA as a percentage of revenue, and Cash Conversion Days of the Arcadia, DynaEnergetics, and NobelClad divisions, respectively. Messrs. Grieves and Nobili potential payout under the non-equity incentive plan are paid in Euros and converted to U.S. dollars using an exchange rate of 1.0820.
(3)	Represents performance share units. PSUs represent the right to receive one share of the Company’s stock based on the satisfaction of certain performance conditions. They vest on the third anniversary of the date of grant contingent on the achievement of TSR performance relative to the S&P Industrials 600 index.
(4)	Represents RSAs and RSUs granted to Messrs. Kuta, O’Leary, Walter, Chilcoff, Grieves, Nobili, and Ms. Shepston. For Mr. O’Leary, the 9,520 shares of restricted stock relate to his service on the Board and will vest on the first anniversary of the grant date, one grant of 99,108 shares of restricted stock vest on the first anniversary of the grant date, and the other grant of 99,108 shares of restricted stock will vest in one-half increments on the first and second anniversaries of the grant date. The RSAs and RSUs granted to Messrs. Walter, Chilcoff and Grieves and Ms. Shepston vest in one-third increments on the first, second and third anniversaries of the grant date except as follows: The 26,119 and 22,560 shares of restricted stock granted to Mr. Walter and Ms. Shepston, respectively, will vest in full on the 18-month anniversary of the grant date. The 26,119 and 22,560 shares of restricted stock granted to Mr. Walter and Ms. Shepston, respectively, relate to retention grants in recognition of the Company’s circumstances and the need to reward, retain and further incentivize certain members of the leadership team and to continue to maintain a strong emphasis on long-term shareholder value creation. The RSUs granted to Mr. Nobili will vest two-thirds on the second anniversary of the grant date and one-third on the third anniversary of the grant date.
(5)	In accordance with FASB ASC Topic 718, RSAs and RSUs are valued based on the fair value of the Company’s stock on the last market trading day prior to the grant date. The fair value of a performance unit with TSR performance conditions is based on a third-party valuation simulating a range of possible TSR outcomes over the performance period. We have calculated the total grant date fair value of PSUs assuming achievement of the target level of performance.
(6)	Mr. Kuta forfeited his unvested awards upon his retirement effective November 29, 2024.
(7)	Ms. Shepston will forfeit any unvested awards upon her resignation effective March 28, 2025.

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EMPLOYMENT AGREEMENTS

During 2024, the Company had agreements to compensate Messrs. Kuta, O’Leary, Walter, Chilcoff, Grieves, and Nobili and Ms. Shepston.

MICHAEL KUTA

On August 4, 2023, Mr. Kuta was appointed President and Chief Executive Officer. Upon appointment, Mr. Kuta and the Company entered into an offer letter, which provided a base salary, with participation in the annual incentive plan at a target level of 100% of base salary and with participation in the equity incentive plan at a target level of $2 million per year for annual long-term incentive grants. Mr. Kuta was also eligible to participate in various Company benefit programs, and the employment agreement also contained customary non-competition and non-solicitation covenants. We agreed to pay Mr. Kuta a one-time lump sum severance payment equal to the sum of (a) twelve (12) months of his then-current base salary and (b) an amount equivalent to 100% of his then-current bonus target, pro-rated for the portion of the year in which service was provided if his employment were to be terminated without cause and were not related to a Change in Control Event.

In the event of a termination without Cause within twelve months of a Change in Control Event, the gross amount of the lump-sum severance payment would have been the sum of (a) twenty-four (24) months of his then-current base salary and (b) an amount equivalent to 100% of his then-current bonus target, pro-rated for the portion of the year in which service was provided. Outstanding equity awards would vest in accordance with the terms of the 2016 Plan and applicable award agreements.

Effective November 29, 2024, Mr. Kuta retired from his position as President and CEO and as a member of the Board.

JAMES O’LEARY

Our offer letters with Mr. O’Leary dated effective October 16, 2024 and November 29, 2024 for his roles as Executive Chairman and Interim President and CEO, respectively, provide for a base salary, strategic transition services cash payments (“bonus”), and one-time long-term incentive grants with a grant date value of $2,000,000. Mr. O’Leary is also eligible to participate in various Company benefit programs.

We agreed to pay Mr. O’Leary a one-time severance payment equal to an amount equivalent to his base salary for the period from the date of such termination through June 30, 2025 plus an amount equivalent to the then-unpaid aggregate bonus payments, if his employment is terminated without cause or as a result of a Change of Control (as defined in Mr. O’Leary’s offer letter for the position of Interim President and CEO) prior to June 30, 2025.

ERIC WALTER

Our offer letter with Mr. Walter dated December 20, 2022 provided a base salary, with participation in the annual incentive plan at a target level of 60% of base salary and with participation in the equity incentive plan at a target level of 1.5x his annual base salary per year for annual long-term incentive grants. Mr. Walter is also eligible to participate in various Company benefit programs.

We agreed to pay Mr. Walter a one-time severance payment equal to 12 months of his then-current base salary if his employment is terminated without cause or as a result of a change of control of the Company (defined substantially in accordance with Change of Control Event in Mr. Kuta’s employment agreement).

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As of March 13, 2025, Mr. Walter and the Company entered into participation agreement with respect to the DMC Global Inc. Executive Severance Plan (“Severance Plan”). The benefits under the participation agreement replace the existing severance benefits in the offer letter of Mr. Walter.

In the event that Mr. Walter’s employment is terminated by the participant for Good Reason (as defined in the Severance Plan) or by the Company other than for Cause (as defined in the Severance Plan), disability, or death, the participant is entitled to the following cash severance benefits, in addition to COBRA benefits and enhanced equity award acceleration (as described in the following sentence): (i) if the termination occurs without a Change in Control (as defined in the Severance Plan), the participant shall receive a Severance Multiple of Base Salary equal to one (1) times and payment of any Prior Bonus that was earned but not yet paid; or (ii) if the termination occurs in connection with a Change in Control, the participant’s Severance Multiple of Base Salary and Target Bonus shall be one (1) times plus a Pro Rata Bonus (pro rata for year of termination of employment) and payment of any Prior Bonus that was earned but not yet paid. Outstanding equity awards have been amended by the Plan to provide for, and future equity awards will provide for, (i) accelerated vesting and/or earning of awards in connection with a Change in Control unless the awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that the participant’s continuous service is terminated by the Company without Cause or by the participant for Good Reason within twenty-four (24) months following the date of a Change in Control, any such assumed, converted or replacement awards shall become immediately vested; and (ii) accelerated vesting of awards in the event that the participant terminates employment for Good Reason (without regard to whether there is a Change in Control).

MICHELLE SHEPSTON

Our offer letter with Ms. Shepston dated July 17, 2016 provided a base salary, with participation in the annual incentive plan at a target level of 40% of base salary. Ms. Shepston is also eligible to participate in various Company benefit programs. We agreed to pay Ms. Shepston a one-time severance payment equal to 12 months of her then-current base salary if her employment is terminated as a result of a change of control of the Company, and agreed to pay a one-time severance payment equal to six months of her then-current base salary if her employment is terminated without cause other than in connection with a change of control.

On March 3, 2024, the Company amended Ms. Shepston’s offer letter to pay Ms. Shepston a one-time severance payment equal to 12 months of her then-current base salary if her employment is terminated without cause and it modified the Change in Control Event definition to align substantially with the Change in Control Event in Mr. Kuta’s offer letter.

Effective March 28, 2025, Ms.  Shepston resigned from her position.

JAMES CHILCOFF

Arcadia Products LLC initially entered into an employment agreement with Mr. Chilcoff dated November 20, 2022. Mr. Chilcoff’s employment agreement provides for an annual base salary, with participation in the annual incentive plan at a target level of 75% of base salary and with participation in the equity incentive plan at a target level of 100% of his annual base salary. Mr. Chilcoff is also eligible to participate in various Company benefit programs. We agreed to pay Mr. Chilcoff a one-time severance payment equal to 12 months of his then-current base salary if his employment is terminated as a result of a change of control of the Company (defined substantially in accordance with the Change of Control Event in Mr. Kuta’s employment agreement), and agreed to pay a one-time severance payment equal to six months of his then-current base salary if his employment is terminated without cause other than in connection with a change of control.

Effective October 8, 2024, Mr. Chilcoff departed his position. On October 16, 2024, Mr. Chilcoff and the Company entered into a Severance and Release Agreement with compensation consistent with a termination without cause under his employment agreement. Based on these terms, Mr. Chilcoff received a lump sum of $280,500.

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IAN GRIEVES

DynaEnergetics Holding GmbH initially entered into an employment agreement with Mr. Grieves dated July 26, 2013, which was later replaced by an employment agreement entered into by and between DynaEnergetics Europe GmbH and Mr. Grieves dated January 1, 2020. Mr. Grieves’ employment agreement provides for an annual base salary, with participation in the annual incentive plan at a target level of 60% of base salary. Mr. Grieves is also eligible to participate in various Company benefit programs. The employment agreement also contains non-competition and non-solicitation covenants, to be effective during Mr. Grieves’ employment and for a period of two years following termination of his employment. For the duration of Mr. Grieves’ non-competition obligation following termination, he will receive compensation in an amount equal to one half of his fixed yearly annual salary.

In addition to Mr. Grieves’ employment agreement, Mr. Grieves and the Company entered into a retention agreement dated February 17, 2024 (the “Retention Agreement”). Under the Retention Agreement, Mr. Grieves was entitled to receive an aggregate cash bonus of up to €425,000 if he satisfied certain requirements and other conditions in the Retention Agreement were met. These requirements and conditions included (i) the launch of a sales process for the DynaEnergetics business, (ii) entering into a binding purchase agreement for the sale of the DynaEnergetics business, and (iii) the closing of a transaction to sell the DynaEnergetics business. Mr. Grieves earned €100,000 under the Retention Agreement for the year ended December 31, 2024. The remaining bonus amount of €325,000 was forfeited as the conditions were not met.

ANTOINE NOBILI

NobelClad Europe SAS entered into an addendum to Mr. Nobili’s work contract dated July 24, 2020, which provides for an annual base salary, with participation in the annual incentive plan at a target level of 40% of base salary. Mr. Nobili also participates in NobelClad Europe SAS’s profit-sharing plan, and he is eligible to participate in various other Company benefit programs.

In addition to Mr. Nobili’s employment agreement, Mr. Nobili and the Company entered into a retention agreement dated December 2, 2023. Under the Mr. Nobili’s retention agreement, Mr. Nobili was entitled to receive an aggregate cash bonus of up to €275,000 if he satisfied certain requirements and other conditions in the Retention Agreement were met. These requirements and conditions included (i) the launch of a sales process for the NobelClad business, (ii) entering into a binding purchase agreement for the sale of the NobelClad business, and (iii) the closing of a transaction to sell the NobelClad business. Mr. Nobili earned €100,000 under this Retention Agreement for the year ended December 31, 2024. The remaining bonus amount of €175,000 was forfeited as the conditions were not met.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2024

	Stock Awards(1)
	Restricted Stock/Restricted Stock Units			Performance Share Units
Name	Number of Shares of Stock or Units Held that Have Not Vested (#)		Market Value of Shares of Stock or Units Held that Have Not Vested ($)(2)	Number of Shares of Stock or Units Held that Have Not Vested (#)		Market Value of Shares of Stock or Units Held that Have Not Vested ($)(2)
James O’Leary	9,520	(3)	$69,972
	198,216	(4)	$1,456,888

Eric Walter	10,387	(5)	$76,344	15,581	(14)	$114,520
	19,503	(6)	$143,347	19,503	(15)	$143,347
	26,119	(7)	$191,975

Michelle Shepston(17)	2,153	(8)	$15,825	6,460	(16)	$47,481
	5,508	(5)	$40,484	8,263	(14)	$60,733
	10,336	(6)	$75,970	10,336	(15)	$75,970
	22,560	(7)	$165,816
James Chilcoff				12,984	(14)	$95,432
				16,019	(15)	$117,740

Ian Grieves	2,153	(9)	$15,825	6,460	(16)	$47,481
	7,082	(10)	$52,053	10,623	(14)	$78,079
	13,392	(11)	$98,431	13,392	(15)	$98,431
Antoine Nobili	615	(9)	$4,520	1,846	(16)	$13,568
	2,714	(12)	$19,948	2,714	(14)	$19,948
	3,455	(13)	$25,394	3,455	(15)	$25,394
(1)	All shares of restricted stock qualify for dividends, if and when, the Company declares dividend payments. Restricted stock units do not qualify for dividends until the shares of common stock are issued on each of the respective vesting dates. Performance share units accrue the right to receive dividends from the date of issuance until the vesting date on shares of common stock actually issued upon vesting. The Company has not declared any dividend payments since April 16, 2020.
(2)	The fair market value is calculated as the product of (x) the closing price on December 31, 2024, of $7.35 per share and (y) the number of unvested shares or units.
(3)	These restricted stock awards were granted on May 15, 2024 for service as a Director, and are scheduled to vest on the first anniversary of the date of grant, subject to continued service on the Board.
(4)	These restricted stock awards were granted on November 1, 2024, and one-half are scheduled to vest on the first anniversary of the date of grant and the remaining half are scheduled to vest equally on each of the first and second anniversaries of the date of grant, subject to continued employment.
(5)	These restricted stock awards were granted on March 14, 2023, and are scheduled to vest equally on each of the second and third anniversaries of the date of grant, subject to continued employment.

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(6)	These restricted stock awards were granted on February 28, 2024, and are scheduled to vest equally on each of the first three anniversaries of the date of grant, subject to continued employment.
(7)	These restricted stock awards were granted on November 13, 2024, and are scheduled to vest on the 18-month anniversary of the date of grant, subject to continued employment.
(8)	These restricted stock awards were granted on March 2, 2022, and are scheduled to vest on the third anniversary of the date of grant, subject to continued employment.
(9)	These restricted stock units were granted on March 2, 2022, and are scheduled to vest on the third anniversary of the date of grant, subject to continued employment.
(10)	These restricted stock units were granted on March 14, 2023, and are scheduled to vest equally on each of the second and third anniversaries of the date of grant, subject to continued employment.
(11)	These restricted stock units were granted on February 28, 2024, and are scheduled to vest equally on each of the first three anniversaries of the date of grant, subject to continued employment.
(12)	These restricted stock units were granted on March 14, 2023, and are scheduled to vest two-thirds on the second anniversary of the date of grant and one-third on the third anniversary of the date of grant, subject to continued employment.
(13)	These restricted stock units were granted on February 28, 2024, and are scheduled to vest two-thirds on the second anniversary of the date of grant and one-third on the third anniversary of the date of grant, subject to continued employment.
(14)	These performance share units were granted on March 14, 2023 and are scheduled to vest on the third anniversary of the date of grant based upon the achievement of two separate performance conditions - TSR performance relative to a disclosed peer group and the achievement of a targeted Adjusted EBITDA goal.
(15)	These performance share units were granted on February 28, 2024 and are scheduled to vest on the third anniversary of the date of grant based upon the achievement of TSR performance relative to the S&P 600 Industrials index.
(16)	These performance share units were granted on March 2, 2022 and are scheduled to vest on the third anniversary of the date of grant based upon the achievement of two separate performance conditions - TSR performance relative to a disclosed peer group and the achievement of a targeted Adjusted EBITDA goal.
(17)	Effective March 28, 2025, Ms. Shepston resigned as Executive Vice President, Chief Legal Officer and Secretary. All unvested equity awards were forfeited upon her resignation.

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STOCK VESTED DURING 2024

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized Upon Vesting ($)(1)
Michael Kuta	27,510		$459,142
James O’Leary	3,676	(2)	$34,922
Eric Walter	23,351		$407,839
Michelle Shepston	12,584		$212,524
James Chilcoff	43,411	(3)	$494,782
Ian Grieves	10,305		$175,988
Antoine Nobili	1,845		$31,106
(1)	Represents the number of shares vested multiplied by the per share closing market price of our common stock on the respective vesting dates.
(2)	Represents shares granted for initial appointment as a Director of the Board in 2023.
(3)	Includes 39,083 shares (value of $418,955) vested per the terms of Mr. Chilcoff’s Severance and Release Agreement.

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NON-QUALIFIED DEFERRED COMPENSATION

Prior to December 31, 2024, NEOs were eligible to defer a portion of their annual salary, their annual incentive bonus, and their equity awards through the DMC Global Inc. Deferred Compensation Plan on a tax-deferred basis. Deferrals into the plan are not matched or subsidized by the Company, nor are they eligible for above-market or preferential earnings. The Company paused new enrollment into the Deferred Compensation Plan for fiscal year 2025.

The following table shows information about the amount of contributions, earnings, and balances for each named executive officer under the Company’s Deferred Compensation Plan as of December 31, 2024.

Name	Beginning balance	Cash contributions	Equity contributions(1)	Aggregate earnings/ (losses)(2)	Aggregate distributions(3)	Ending balance
Michael Kuta	$5,982,887	$–	$–	$264,278	$–	$6,247,165
James O’Leary	$–	$–	$–	$–	$–	$–
Eric Walter	$–	$–	$–	$–	$–	$–
Michelle Shepston	$116,628	$–	$–	$(68,148)	$(5,269)	$43,211
James Chilcoff	$–	$–	$–	$–	$–	$–
Ian Grieves	$–	$–	$–	$–	$–	$–
Antoine Nobili	$–	$–	$–	$–	$–	$–
(1)	Equity contributions are deferred in the year granted and include non-vested shares. The election to defer equity awards occurs prior to the year such awards are granted, regardless of the vesting terms of the award.
(2)	Earnings on deferral of Company shares represent the change in the Company stock price from contribution dates to the end of the year. Earnings on bonus or annual salary contributions or diversified Company shares represent the change in value of the investments selected by the participant.
(3)	Distributions shown for Ms. Shepston represent scheduled distributions from the participant’s deferred account balance based on elections upon enrollment.

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POTENTIAL PAYMENTS UPON TERMINATION

The table below sets forth the potential payments to our named executive officers under various termination scenarios including termination without cause, termination as a result of death or disability and termination as a result of retirement, under the terms of their respective employment or other agreements and the equity incentive plans. See “Employment Agreements” above for a summary of the terms of applicable employment agreements or arrangements with our named executive officers. Under the award agreements governing equity grants under our equity incentive plans, if the named executive officer’s employment is terminated for any reason other than (i) death, (ii) disability, or (iii) termination without cause (as defined in the executive’s employment agreement), the named executive officer shall, for no consideration, forfeit to us any shares of restricted stock to the extent such shares are not vested at the time of such termination of employment. If the named executive officer’s employment terminates due to death or disability, or is terminated without cause, any unvested shares of restricted stock or restricted stock units will immediately vest on the date of the executive’s termination of employment for such reason.

For purposes of this table, we have assumed the date of termination of employment (regardless of the circumstances) is December 31, 2024, and that termination occurred under the terms of any current employment or change in control agreement. The price of our common stock on December 31, 2024, was $7.35. We have not included the financial effect of a termination for cause as the named executive officers are not entitled to any further compensation or benefits following such a termination. Furthermore, the amounts shown in the tables below do not include payments to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including accrued salary and vacation pay. Payment of salary continuation upon termination will be made in monthly payments while any salary owed upon termination will be paid in a single lump sum. Payment of these amounts after termination without cause is generally conditioned upon the former executive’s execution of a release and waivers and continued compliance with non-competition, non-solicitation, and confidentiality obligations. We may make changes to the current employment and termination arrangements with our executive officers or enter into new arrangements from time to time.

Effective October 8, 2024, Mr. Chilcoff departed his position. On October 16, 2024, Mr. Chilcoff and the Company entered into a Severance and Release Agreement with compensation consistent with a termination without cause under his employment agreement. Subject to the terms and conditions of the Severance and Release Agreement, Mr. Chilcoff received a lump sum of $280,500.

	James O’Leary
Executive Benefits and Payments upon Termination of Employment	Involuntary Termination without Cause	(1)	Death or Disability	(2)
COMPENSATION:
Base Salary	$250,000	(3)	$–
Incentive Bonus	$2,000,000	(4)	$–
Acceleration of vesting of Restricted Stock(13)	$1,526,860	(5)	$1,526,860	(6)
TOTAL	$3,776,860		$1,526,860

	Eric Walter
Executive Benefits and Payments upon Termination of Employment	Involuntary Termination without Cause	(1)	Death or Disability	(2)
COMPENSATION:
Base Salary	$455,000	(7)	$–
Incentive Bonus	$–		$–
Acceleration of vesting of Restricted Stock(13)	$669,533	(5)	$669,533	(6)
TOTAL	$1,124,533		$669,533

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	Michelle Shepston
Executive Benefits and Payments upon Termination of Employment	Involuntary Termination without Cause	(1)	Death or Disability	(2)
COMPENSATION:
Base Salary	$435,000	(8)	$–
Incentive Bonus	$–		$–
Acceleration of vesting of Restricted Stock(13)	$482,279	(5)	$482,279	(6)
TOTAL	$917,279		$482,279

	Ian Grieves
Executive Benefits and Payments upon Termination of Employment	Involuntary Termination without Cause	(1)	Death or Disability
COMPENSATION:
Base Salary	$213,500	(9)	$106,750	(10)
Incentive Bonus	$128,100	(9)	$64,050	(10)
Acceleration of vesting of Restricted Stock(13)	$390,300	(5)	$390,300	(6)
TOTAL	$731,900		$561,100

	Antoine Nobili
Executive Benefits and Payments upon Termination of Employment	Involuntary Termination without Cause	(1)	Death, Disability, Retirement
COMPENSATION:
Base Salary	$485,104	(11)	$111,448	(12)
Incentive Bonus	$–		$52,033	(12)
Acceleration of vesting of Restricted Stock(13)	$108,772	(5)	$108,772	(6)
TOTAL	$593,876		$272,253
(1)	Includes involuntary termination without cause resulting from a change in control.
(2)	The only compensation payable to U.S.-based named executive officers in the event of death or disability, is the accelerated vesting of RSAs. Under the current employment agreements, there are no retirement arrangements. As such, compensation terms and conditions related to retirement are negotiated separately when such event occurs.
(3)	Equals base salary from January 1, 2025 to June 30, 2025 of $250,000 for Mr. O’Leary.
(4)	Equals unpaid strategic transition services bonus as of December 31, 2024.
(5)	In the event of involuntary termination without cause, only RSAs or RSUs are subject to accelerated vesting. The number of PSUs that ultimately vest will be determined based on the pre-defined performance goals at the end of the original performance period as if grantee had not terminated Continuous Service. For purposes of these calculations, we have included PSUs at target.
(6)	In the event of termination of continuous services as a result of death or disability, named executive officers or their survivors would be entitled to the accelerated vesting of RSAs or RSUs and PSUs at target.
(7)	Equals 12 months of base salary of $455,000 for Mr. Walter.
(8)	Equals 12 months of base salary of $435,000 for Ms. Shepston. If Ms. Shepston is terminated without cause for other than a change in control event, her base salary compensation would be $217,500, or six months of her base salary.
(9)	In case of termination, Mr. Grieves is entitled to a notice period of six months, during which he would receive salary and pro-rated bonus. The amounts are based on Mr. Grieves’ base pay guaranteed to be equivalent to at least $427,000 and target bonus of $256,200 calculated using that base pay. Under German labor laws and depending on the facts and circumstances around the termination, Mr. Grieves may be entitled to more severance that cannot be calculated at this time.
(10)	In case of death, Mr. Grieves’ survivors would be entitled to three months of salary and bonus. The amounts are based on Mr. Grieves’ base pay guaranteed to be equivalent to at least $427,000 and target bonus of $256,200 calculated using that base pay.
(11)	In accordance with French labor laws, Mr. Nobili is entitled to 20 months of his last monthly salary plus an additional €3,500 per year of employment. Mr. Nobili’s payouts would be paid in Euros and was converted to U.S. dollars using an exchange rate of 1.0820.
(12)	At voluntary retirement, Mr. Nobili will receive retirement based on his seniority within the company calculated in accordance with French labor laws. Currently, Mr. Nobili would be entitled to payouts equal to six months of the average of his last 12 months of salary and bonus. Mr. Nobili’s payouts would be paid in Euros and was converted to U.S. dollars using an exchange rate of 1.0820.
(13)	The value of the restricted stock is based on the closing market price of our common stock on December 31, 2024, of $7.35 per share.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following pay versus performance (“PVP”) table and related information, including “compensation actually paid” or “CAP” (as defined by the SEC) for compliance purposes. “Compensation actually paid” is a measure defined in SEC rules that adjusts amounts shown in the Summary Compensation Table (“SCT”) to better reflect the economic benefits received by an executive in a given year in respect of his or her compensation. CAP reflects adjusted values to unvested and vested equity awards during the years shown in the tables below based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. Neither the Committee nor the executive officers of our Company directly use the information in this table or the related disclosures when making compensation decisions. For information regarding the Company’s pay-for-performance philosophy and how the Compensation Committee makes its decisions about our named executive officer’s pay each year, refer to the Compensation Discussion & Analysis (“CD&A”) in this proxy statement and in the proxy statements for the years ending December 31, 2023, 2022, 2021 and 2020.

Year	Summary Compensation Table Total for CEO 1 ($)(1)	Summary Compensation Table Total for CEO 2 ($)(1)	Summary Compensation Table Total for CEO 3 ($)(1)	Compensation Actually Paid to CEO 1 ($)(1, 2)	Compensation Actually Paid to CEO 2 ($)(1, 2)	Compensation Actually Paid to CEO 3 ($)(1, 2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)
2024	$4,138,125	$3,547,422	$–	$718,551	$2,915,024	$–	$1,277,540
2023	1,984,654	1,863,920	1,333,600	2,263,684	1,772,312	1,309,232	1,720,006
2022	–	–	3,621,688	–	–	1,101,613	1,480,372
2021	–	–	3,844,266	–	–	3,065,356	1,004,907
2020	–	–	3,185,655	–	–	2,523,545	791,515

		Value of Initial Fixed $100 Investment based on:
Year	Average Compensation Actually Paid to Non-CEO NEOs ($)(3, 4)	DMC Global Inc. Total Stockholder Return(5)	Peer Group Total Stockholder Return(6)	Net (Loss) Income (thousands) ($)(7)	Adjusted EBITDA (thousands) ($)(8)
2024	$497,541	$16.36	$250.65	$(151,960)	$52,156
2023	1,552,866	41.88	199.12	34,759	96,063
2022	957,644	43.26	128.35	13,833	74,199
2021	910,996	88.14	189.83	(1,010)	20,179
2020	650,352	96.24	148.88	(1,412)	19,147

(1)	Reflects compensation amounts reported in the “Summary Compensation Table” for our Chief Executive Officers, for the respective years shown.

	CEO 1	CEO 2	CEO 3
2024	Michael Kuta	James O’Leary	n/a
2023	Michael Kuta	David Aldous	Kevin T. Longe
2022	n/a	n/a	Kevin T. Longe
2021	n/a	n/a	Kevin T. Longe
2020	n/a	n/a	Kevin T. Longe

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(2)	As determined in accordance with SEC rules, “compensation actually paid” to our CEOs in each of 2024, 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in the table above, adjusted as set forth in the table below, and is calculated as of each year-end. The dollar amounts reflected for “Compensation actually paid” in the table above do not reflect the actual amount of compensation earned by or paid to our CEOs during the applicable year, as this depends on the factors discussed in CD&A. For information regarding the decisions made by our Compensation Committee in regard to the CEO’s compensation for each fiscal year, please see the CD&A sections of the proxy statements reporting pay for the fiscal years covered in the table above.

	2024		2023
Description of Adjustment	CEO 1	CEO 2	CEO 1	CEO 2	CEO 3
Summary Compensation Table – Total Compensation	$4,138,125	$3,547,422	$1,984,654	$1,863,920	$1,333,600
Less: Stock award values reported in SCT for the covered year	(3,360,978)	(2,124,998)	(599,993)	(599,993)	–
Plus: Fair value for stock awards granted in the covered year	–	1,526,860	517,738	–	–
Change in fair value of outstanding unvested stock awards from prior years	–	–	–	–	–
Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	–	–	–	508,385	–
Change in fair value of stock awards from prior years that vested in covered year	(58,596)	(34,260)	361,285	–	(24,368)
Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	–	–	–	–	–
Dollar value of dividends paid on stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	–	–	–	–	–
Compensation Actually Paid	718,551	2,915,024	2,263,684	1,772,312	1,309,232

	CEO 3	CEO 3	CEO 3
Description of Adjustment	2022	2021	2020
Summary Compensation Table – Total Compensation	$3,621,688	$3,844,266	$3,185,655
Less: Stock award values and other earned equity compensation reported in SCT for the covered year	(2,161,133)	(2,273,936)	(2,322,224)
Plus: Fair value for stock awards granted in the covered year	1,391,183	1,101,881	2,552,612
Change in fair value of outstanding unvested stock awards from prior years	(802,369)	(953,988)	(479,478)
Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	–	–	–
Change in fair value of stock awards from prior years that vested in covered year	(286,564)	1,544,217	(426,965)
Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	(661,192)	(197,084)	–
Dollar value of dividends paid on stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	–	–	13,945
Compensation Actually Paid	1,101,613	3,065,356	2,523,545

(3)

The following non-CEO named executive officers are included in the average figures shown: 2024:

Eric Walter, Michelle Shepston, James Chilcoff, Ian Grieves, and Antoine Nobili
2023: Eric Walter, Michelle Shepston, James Chilcoff, James Schladen, and Ian Grieves
2022: Michael Kuta, Michelle Shepston, James Schladen, and Ian Grieves
2021: Michael Kuta, Michelle Shepston, Ian Grieves, and Antoine Nobili
2020: Michael Kuta, Michelle Shepston, Ian Grieves, and Antoine Nobili

(4)	Description of Adjustment	2024 Average	2023 Average	2022 Average	2021 Average	2020 Average
	Summary Compensation Table – Total Compensation	$1,277,540	$1,720,006	$1,480,372	$1,004,907	$791,515
	Less: Stock award values reported in SCT for the covered year	(609,389)	(698,238)	(689,557)	(389,440)	(379,511)
	Plus: Fair value for stock awards granted in the covered year	210,136	566,421	439,759	188,701	419,118
	Change in fair value of outstanding unvested stock awards from prior years	(337,550)	(59,451)	(138,592)	(152,707)	(91,815)
	Fair value on vesting date of stock awards granted in the covered year that vested during the covered year	–	–	8,330	–	–
	Change in fair value of stock awards from prior years that vested in covered year	(43,196)	24,128	(37,669)	298,692	(90,848)
	Fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	–	–	(104,999)	(39,157)	–
	Dollar value of dividends paid on stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	–	–	–	–	1,893
	Compensation Actually Paid	497,541	1,552,866	957,644	910,996	650,352

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Equity Valuations: The fair value of restricted stock awards (RSAs) and restricted stock units (RSUs) granted is based on the fair value of DMC’s stock on the last market trading day prior to the grant date. Adjustments have been made using the stock price as of year-end and as of each date of vest. The grant date fair values of performance-based restricted share units (PSUs) with target Adjusted EBITDA performance conditions are calculated using the stock price as of date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of the date of vest. The fair value of PSUs with TSR performance conditions is based on a third-party valuation simulating a range of possible TSR outcomes over the performance period. Adjustments have been made using the third-party valuation simulating a range of possible TSR outcomes as measured at each year end or the stock price and awards achieved as of each date of vest.
(5)	Total shareholder return (TSR) reflects the value at the end of the year shown of $100 invested in the Company’s common stock at the closing market price on the last trading day immediately prior to the first year shown. This provides a cumulative TSR value that incorporates both the appreciation or depreciation of the Company’s stock price and the value of dividends, which are assumed to have been reinvested in additional DMC shares. Past performance is not a guarantee of future results.
(6)	Peer group TSR for the relevant fiscal year, represents the cumulative TSR of the Nasdaq Non-Financial Stocks Index (XNDX) for the measurement periods ending on December 31, 2024, 2023, 2022, 2021 and 2020, respectively. We have selected the Nasdaq Non-Financial Stocks Index (XNDX) as our peer group as it was also used for the stock performance graph required by Item 201(e) of Regulation S-K in our Annual Report for the year ended December 31, 2024.
(7)	Reflects “Net (loss) income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, 2022, 2021 and 2020.
(8)	Company Selected Measure is a non-GAAP measure, Adjusted EBITDA which is described below.

Listed below are the financial performance measures which in our assessment represent the most important performance measures we use to link CAP to our named executive officers, for 2024, to company performance.

Measure	Nature	Explanation
Adjusted EBITDA	Financial Measure	Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) measure that we believe provides an important indicator of our ongoing operating performance and that we use in operational and financial decision-making. We define EBITDA as net income or loss plus or minus net interest, taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance. Adjusted EBITDA attributable to DMC Global Inc. stockholders excludes the adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia.
Adjusted EBITDA as a percentage of revenue	Financial Measure	Adjusted EBITDA, non-GAAP measure, as defined above, divided by total revenue.
Revenue	Financial Measure	Net sales as included in the Company’s Consolidated Statement of Operations.
Selling, General & Administrative (“SG&A”) Expense	Financial Measure	The sum of General and administrative expenses and Selling and distribution expenses, exclusive of stock-based compensation expense, each as included in the Company’s Consolidated Statement of Operations.
SG&A as a percentage of revenue	Financial Measure	SG&A as defined above, divided by total revenue.

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Relationship between Pay and Performance. Below are graphs showing the relationship of “compensation actually paid” to our Chief Executive Officer and other named executive officers in 2020, 2021, 2022, 2023 and 2024 to (1) TSR of both DMC Global Inc. and the Nasdaq Non-Financial Stocks Index (XNDX), (2) DMC’s net income and (3) DMC’s Adjusted EBITDA.

CAP vs. TSR

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation ($000s)
$280.00
$230.00
$180.00
$130.00
$80.00
$30.00
$(20.00)
Total Shareholder Return on $100 Invested at Beginning of Period
2020
2021
2022
2023
2024
CEO 3 - Compensation Actually Paid
Average NEO Compensation Actually Paid
CEO 1 - Compensation Actually Paid
CEO 2 - Compensation Actually Paid
Co. TSR
Peer Group TSR

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CAP vs. Net Income

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation ($000s)
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
Net (Loss) Income ($000s)
2020
2021
2022
2023
2024
CEO 3 - Compensation Actually Paid
Average NEO Compensation Actually Paid
CEO 2 - Compensation Actually Paid
CEO 1 - Compensation Actually Paid
Net (Loss) Income ($000s)

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CAP vs. Adjusted EBITDA

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation ($000s)
$118,500
$98,500
$78,500
$58,500
$38,500
$18,500
$(1,500)
Adjusted EBITDA ($000s)
2020
2021
2022
2023
2024
CEO 3 - Compensation Actually Paid
Average NEO Compensation Actually Paid
CEO 2 - Compensation Actually Paid
CEO 1 - Compensation Actually Paid
Adj. EBITDA ($000s)

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DIRECTOR COMPENSATION

Non–employee Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
David C. Aldous(3)	$125,000	$124,998	$–	$249,998
Simon M. Bates(4)	$39,148	$59,996	$–	$99,144
Richard P. Graff(5)	$27,816	$–	$–	$27,816
Ruth I. Dreessen	$95,000	$124,998	$–	$219,998
Robert A. Cohen(5)	$33,379	$–	$–	$33,379
Michael A. Kelly	$88,146	$124,998	$–	$213,144
Clifton Peter Rose(6)	$85,000	$124,998	$–	$209,998
Ouma Sananikone	$81,291	$124,998	$–	$206,289
(1)	Amounts shown reflect annual fees for each member of the Board related to Board service and serving as the chair of the Board or chair of a Board committee. All fees are paid quarterly and are pro-rated for time served as a director and/or chair of the Board or chair of a Board committee.
(2)	Amounts shown in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the 7,086 shares granted on May 15, 2024 to each non-employee director serving at that date. All May 15, 2024 awards granted to directors will vest in full on the one-year anniversary of the grant date. Mr. Bates was granted 4,152 and 4,102 shares on June 23, 2024 and October 16, 2024, respectively. The June 23, 2024 grant was the initial grant upon appointment. The October 16, 2024 grant reflects a change in Director compensation policy whereby new Directors will receive a pro-rated annual grant for time served on the Board from the date of appointment to the first anniversary date of the most recently completed Annual Meeting. This award will vest on May 15, 2025. See Note 8 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying valuation of equity awards.
(3)	Mr. Aldous resigned as a director and as Chairman on October 16, 2024.
(4)	Mr. Bates was appointed to the Board on June 23, 2024.
(5)	Messrs. Graff and Cohen did not stand for re-election to the Board at the Company’s 2024 annual meeting of stockholders.
(6)	Mr. Rose is not standing for re-election to the Board at the Annual Meeting.

COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Our director compensation program is designed to include annual retainer fees paid in a combination of cash and restricted stock and additional cash retainer amounts paid for Board and committee leadership positions. In 2023, each of our non-employee directors received an annual cash retainer of $75,000. On the date of the Company’s 2024 annual meeting of stockholders, each non-employee director was granted a restricted stock award with a value equivalent to $125,000 (based on the closing price of DMC’s stock on the trading day prior to the annual meeting of stockholders), with such awards to vest in full on the one-year anniversary of the grant date. Directors received additional annual cash retainers as follows: $50,000 to the Chairman of the Board; $20,000 to the Audit Committee chairman; $15,000 to the Compensation Committee chairman; and $10,000 to the chairman of each of the other Board committees.

The annual cash retainers are paid quarterly. If two regular meetings are missed by a director, the retainer will be reduced by 25% and reduced further on a pro rata basis for each additional meeting missed. The members of the Board are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings. New directors typically receive a restricted stock award with a value equivalent to $60,000 as of their date of appointment to the Board, with such award to vest in full on the one-year anniversary of the grant date. New directors will also receive a pro-rated annual grant for time served on the Board from the date of appointment to the first anniversary date of the most recently completed Annual Meeting, with such award to vest in full on the one-year anniversary of the most recently completed Annual Meeting.

Effective January 1, 2025, Directors will also be entitled to an additional fee of $1,500 per meeting when Board meetings exceed ten during a calendar year.

STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS

Under our stock ownership guidelines, within five years of election to the Board, our non-employee directors are expected to hold stock worth at least five times the amount of the annual cash Board retainer fee. All of our non-employee directors are in compliance with the stock ownership guidelines or fall within the exception period.

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CEO PAY RATIO FOR FISCAL YEAR 2024

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the annual total compensation of the individual identified as our median paid employee, the annual total compensation of our CEO as of December 31, 2024, and the ratio of these two amounts.

Total Compensation
CEO (annualized total for O’Leary)	$3,785,855
Median Employee	$71,812
Ratio	52.7

The annual total compensation for our CEOs presented above reflects the annualized total of Mr. O’Leary’s compensation as detailed below.

Summary Compensation Table Component	Compensation for CEO Pay Ratio	Explanation
Salary	$500,000	Annualized salary. The actual salary paid in 2024 was $92,308, as disclosed in the SCT.
Bonus	$–	Mr. O’Leary had no compensation attributable to Bonus during 2024.
Stock Awards	$2,000,000	Includes only stock awards granted for service as Executive Chairman and Interim President and CEO. Excludes $124,998 of grants for service as a Director.
Non-Equity Incentive Plan Compensation	$1,270,696	Same value as SCT, since non-equity incentive plan compensation was made due to Interim President and CEO transition.
Severance	$–	Mr. O’Leary had no compensation attributable to severance during 2024.
All Other Compensation	$15,159	Company matching contributions under the Company’s 401(k) plan and insurance premium payments are annualized for Mr. O’Leary’s base salary in effect on October 16, 2024.
TOTAL	$3,785,855

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Item 402 of Regulation S-K generally requires entities to identify the “median employee” only once every three years. The Company last identified its median employee for fiscal year 2022, and for our 2024 pay ratio analysis, we determined that we could use the same median employee that we identified in 2022 as there has been no substantial change in either our employee population or our employee compensation arrangements that we believe would significantly impact our 2024 pay ratio disclosure.

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In determining the employee population to be used to identify the median employee, we included all of our full-time, part-time, and temporary employees globally (excluding our CEO) who were employed as of December 31, 2022, consisting of 1,838 employees, of which 1,586 were U.S. employees and 252 were non-U.S. employees. We excluded from this employee population eight employees (three employees in Korea, one employee in China, one employee in Singapore and three temporary employees in the U.S.) who represented less than 5% of our total employees, pursuant to the “de minimis” exception provided in the applicable SEC rule. As a result, the employee population that we used for purposes of determining the compensation of our median employee consisted of 1,830 employees, of which 1,583 were U.S. employees and 247 were non-U.S. employees. We used a consistently applied compensation measure to identify our median employee, which consisted of total cash compensation (including wages and cash bonuses) paid to each employee (other than the CEO) during 2022. Earnings of our employees outside the U.S. were converted to U.S. dollars using the same yearly average exchange rate used in preparing our December 31, 2022 consolidated financial statements.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders	379,357	(1)	$–	1,503,805	(2)
Equity compensation plans not approved by security holders	–		$–	N/A
TOTAL	379,357		$–	1,503,805
(1)	Includes 70,045 RSUs and 309,312 PSUs, which assumes maximum performance metrics are achieved.
(2)	Includes only shares available for issuance under our 2016 Plan as of December 31, 2024 as our Employee Stock Purchase Program has been paused indefinitely. As of the date of this proxy statement, there are 789,173 shares to be issued upon vesting of outstanding RSUs and PSUs and 1,155,890 shares available for issuance under our 2016 Plan, excluding securities to be issued upon vesting of outstanding RSUs and PSUs.

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POLICIES AND PRACTICES REGARDING CERTAIN EQUITY AWARDS

The Company does not currently grant awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, the Company does not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. In the event the Company determines to grant awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2025 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) all of our directors and named executive officers as a group.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Common Stock	Restricted Stock Units	Deferred Stock	Total Shares Beneficially Owned(3)	Percent of Total
DIRECTORS:
Simon M. Bates	13,772	–	–	13,772	*
Ruth I. Dreessen	30,766	–	–	30,766	*
Michael A. Kelly	31,073	–	–	31,073	*
Clifton Peter Rose(4)	44,408	–	–	44,408	*
Ouma Sananikone	18,256	–	–	18,256	*
NAMED EXECUTIVE OFFICERS:
Michael Kuta	43,115	–	25,205	68,320	*
James O’Leary	216,412	–	–	216,412	1.1%
Eric Walter(5)	111,630	–	–	111,630	*
Michelle Shepston(6)	89,561	–	5,560	95,121	*
Ian Grieves(7)	72,525	37,926	–	110,451	*
Antoine Nobili(8)	17,969	11,128	–	29,097	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 PERSONS)(9)	646,372	49,054	5,560	700,986	3.4%

*	Less than 1%.
(1)	This table is based upon information supplied by officers and directors as well as filings made pursuant to Section 16(a) of the Exchange Act with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,550,530 shares of common stock outstanding on March 20, 2025, adjusted as required by rules promulgated by the SEC.
(2)	Unless otherwise indicated, the address of each beneficial owner is c/o DMC Global Inc. 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.
(3)	Represents shares of the Company’s common stock held, or which the holder has the right to acquire within 60 days after March 20, 2025.
(4)	Mr. Rose is not standing for re-election at the Annual Meeting.
(5)	Excludes 73,936 PSUs from Common Stock column.
(6)	Excludes 42,605 PSUs from Common Stock column. Shares beneficially owned include 100 shares owned by Ms. Shepston’s spouse.
(7)	Excludes 49,472 PSUs from Common Stock column.
(8)	Excludes 12,938 PSUs from Common Stock column.
(9)	Excludes 178,951 PSUs from Common Stock column.

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The following table sets forth certain information regarding the ownership of our common stock as of March 20, 2025, by each person or group known by us to be the beneficial owner of more than 5% of our common stock.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Steel Partners Holdings L.P. and affiliates(2) 590 Madison Avenue, 32nd Floor New York, NY, 10022	1,973,039	9.6%
Cooke & Bieler L.P.(3) Two Commerce Square 2001 Market Street, Suite 4000 Philadelphia, PA 19103	1,699,941	8.3%
Vanguard Group Inc(4) 100 Vanguard Blvd. Malvern, PA 19355	1,616,285	7.9%
BlackRock, Inc.(5) 50 Hudson Yards New York, NY 10001	1,563,685	7.6%
Voss Capital, L.P. and affiliates(6) 3773 Richmond, Suite 500 Houston, TX 77046	1,174,077	5.7%
(1)	This table is based upon information supplied by the principal stockholders on the Statement of Beneficial Ownership filed on Schedule 13D, Schedule 13G or 13G/A with the SEC. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,550,530 shares of common stock outstanding on March 20, 2025.
(2)	Based on the Statement of Beneficial Ownership filed on Schedule 13D/A on February 7, 2025 by Steel Partners Holdings L.P. Steel Partners Holdings L.P. has shared power to vote or direct the vote of and to dispose or direct the disposition of 1,973,039 shares.
(3)	Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on November 14, 2024 by Cooke & Bieler L.P. in its capacity as an investment advisor, Cooke & Bieler L.P. has shared power to vote or direct the vote of 1,295,194 shares, and shared power to dispose or direct the disposition of 1,699,941 shares.
(4)	Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on November 12, 2024 by The Vanguard Group Inc. in its capacity as investment advisor. The Vanguard Group has shared power to vote or direct the vote of 82,778 shares, sole power to dispose or direct the disposition of 1,526,336 shares, and shared power to dispose or direct the disposition of 89,949 shares.
(5)	Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on January 26, 2024 by BlackRock, Inc. In its capacity as parent holding company, BlackRock, Inc. has the sole power to vote or direct the vote for 1,527,674 shares, and the sole power to dispose or direct the disposition of 1,563,685 shares.
(6)	Based on the Statement of Beneficial Ownership filed on Schedule 13G on November 1, 2024 by Voss Capital L.P. in its capacity as investment advisor (“Voss Capital”), Voss Capital has the sole power to vote or dispose or direct the vote or disposition of 1,174,077 shares.

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DELINQUENT SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC an initial report of ownership and to report changes in ownership of our common stock and other equity securities. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with and filed on time, except for one Form 4 for each of Mr. Kuta and Mr. Seger reporting one transaction, respectively.

CODE OF ETHICS AND BUSINESS CONDUCT

We have adopted a Code of Ethics that applies to all members of our Board and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and all other senior members of our finance and accounting departments. We require all employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work. Our Board periodically, and at least annually, reviews and revises our Code of Ethics, as appropriate. We intend to disclose any waivers of the Code of Ethics that would otherwise be required to be disclosed in a Current Report on Form 8-K or on our website. A copy of our Code of Ethics is available on our website, www.dmcglobal.com.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board recognizes that certain transactions, arrangements, and relationships between us, on the one hand, and members of the Board, certain officers and persons and entities affiliated with such persons, on the other hand, present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof), compared to transactions between us and unaffiliated third parties. Accordingly, the Board has adopted related party transaction policies and procedures for the purpose of establishing guidelines and procedures by which our Audit Committee and Corporate Governance and Nominating Committee shall review and oversee proposed related party transactions, as more fully described therein.

In accordance with our Code of Ethics, employees are directed to avoid conflicts of interest. Potential conflicts of interest must be brought to the attention of DMC legal personnel, or in the case of a potential conflict related to an executive officer or director, to the Chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will refer any conflicts that would require disclosure under Rule 404 of SEC Regulation S-K to the Audit Committee, who is responsible for reviewing and approving any such transactions. All other potential conflicts will be subject to review by the Corporate Governance and Nominating Committee.

DMC believes the terms of the transactions described below are comparable to terms that would have been reached by unrelated parties in arm’s-length transactions. The Audit Committee has approved each of the transactions disclosed below.

On December 23, 2021, DMC acquired 60% of Arcadia Products, LLC, a Colorado limited liability company (“Arcadia”) resulting from the conversion of Arcadia, Inc., a California corporation, following a tax reorganization (the “Arcadia Acquisition”). The remaining 40% of Arcadia is owned by New Arcadia Holdings, Inc., which is indirectly owned by Gerard Munera, a director of Arcadia. On December 23, 2021, and in connection with the Arcadia Acquisition, Arcadia entered into eight new leases with Alpine Universal, Inc. (“Alpine”), of which James Schladen, President and a director of Arcadia, owns 13%, and Gerard Munera, a director and indirect owner of Arcadia, owns 51%. These leases support Arcadia’s manufacturing, warehouse and distribution centers. The table below sets forth the following information for each lease: (a) the lease location, (b) the expiration date of the current lease term, (c) the aggregate amount of lease payments due during fiscal 2024 through the end of the current term, and (d) the approximate dollar value of Mr. Schladen’s interest in the lease transactions.

Lease Location	Current Lease Term Expiration Date	Aggregate Amount of Lease Payments Due During Fiscal 2024 Through End of Current Term	Approximate Dollar Value of Mr. Schladen’s Interest in the Lease Transactions
Hayward, CA	December 22, 2027	$1,609,769	$209,270
Vernon, CA	December 22, 2026	$3,010,463	$391,360
Vernon, CA	December 22, 2026	$2,441,448	$317,388
Sacramento, CA	December 22, 2027	$423,623	$55,071
Stamford, CT	December 22, 2025	$702,227	$91,290
Phoenix, AZ	December 22, 2026	$972,641	$126,443
Tucson, AZ	December 22, 2026	$2,193,365	$285,137
Las Vegas, NV	December 22, 2026	$2,362,691	$307,150
•	Michael Schladen, son of James Schladen, was employed by Arcadia from June 2012 to April 5, 2024 and was rehired on February 4, 2025, where he currently serves as Vice President, Arcadia Residential. In this position, Michael Schladen reports to Mark Knutson and has a base salary of $255,000, a target bonus of $76,500 (30%) and an LTI target of $51,000 (20%). Michael Schladen received $136,414 in compensation in 2024.

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HOUSEHOLDING

As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including the Notice of Internet Availability of Proxy Materials, proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any request for multiple copies or paper copies of proxy materials should be directed to DMC Global Inc., c/o Corporate Secretary, 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021, or by telephone at (303) 665-5700. Upon request, we will promptly deliver a separate copy. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

ERIC V. WALTER

Chief Financial Officer

Accompanying this proxy statement is a copy of our Annual Report to Stockholders, which includes our Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2024. Additional copies of the Annual Report and the Form 10-K are available without charge upon written request to: Corporate Secretary, DMC Global Inc., 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021.

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APPENDIX A

DMC GLOBAL INC. 2025 OMNIBUS INCENTIVE PLAN

1)    ESTABLISHMENT, OBJECTIVES AND DURATION

a)	Establishment of the Plan. DMC Global Inc. (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “DMC Global Inc. 2025 Omnibus Incentive Plan” (such plan, as it may be amended and/or restated, the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards. The Plan is effective as of May 14, 2025 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company. Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is incorporated herein by reference and deemed to constitute part of the Plan.
b)	Objectives of the Plan. The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.
c)	Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2)    ADMINISTRATION OF THE PLAN

a)	The Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee (including, without limitation, the full Board) as the Board shall select (the “Committee”) consisting of two (2) or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an “independent director” under applicable stock exchange rules if and to the extent required. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.
b)	Authority of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

i)	select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;
ii)	determine whether and to what extent Awards are granted hereunder;
iii)	determine the size and types of Awards granted hereunder;
iv)	approve forms of Award Agreement for use under the Plan;
v)	determine the terms and conditions of any Award granted hereunder;
vi)	establish performance goals for any Performance Period and determine whether such goals were satisfied;
vii)	amend the terms of any outstanding Award granted under the Plan, provided that, except as otherwise provided in Section 18 or in connection with a Change in Control, no such amendment shall reduce the Exercise Price of outstanding Options or the Exercise Price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would materially adversely affect the Participant’s rights under an outstanding vested Award shall not be made without the Participant’s written consent (unless otherwise permitted under Section 20 herein);

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viii)	correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award or Award Agreement;
ix)	construe and interpret the terms of the Plan and any Award or Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and
x)	take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

In addition, (x) the Committee shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any Participant; and (y) the Committee may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account Code Section 409A considerations). The Committee’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Consultants under any other compensation plan, program or arrangement of the Company or an Affiliate. In addition, the Committee shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) or other arrangements as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

c)	Authority to Delegate. As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 2(c), references to the “Committee” shall include references to such delegee, subject, however, to the requirements of the Plan, Rule 16b-3 of the Exchange Act and other Applicable Laws.
d)	Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company and all persons having or claiming an interest in any Award granted under the Plan.
e)	Minimum Vesting Period. Notwithstanding the provisions of Section 2(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (with no installment vesting during such first year); provided, however, that (i) the Committee may provide for the acceleration of vesting and/or exercisability of any Award in its discretion, including but not limited to in cases of death, Disability or other termination of employment or service or (to the extent provided in Section 19 herein) a Change in Control or a Subsidiary Disposition; (ii) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 3(a) herein, upon such terms and conditions as the Committee shall determine; (iii) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions or Awards that are granted in exchange for foregone cash compensation; and (iv) with respect to Awards granted to Directors, the minimum vesting period shall be the first to occur of (X) the one year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following the stockholders meeting at which Directors were elected or appointed to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.
f)	Modification of Performance Measures. The Committee shall adjust or modify Performance Measures or other performance factors or criteria or terms or conditions of Awards due to material transactions, restructurings, discontinued operations, extraordinary items, events or developments or in recognition of, or in anticipation of, any other unusual, infrequent or non-recurring items, as well as the cumulative effects in Applicable Laws, accounting principles or business conditions, each as determined by the Committee. By way of example but not limitation, the Committee may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any material specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulations; (iv) any reorganization and restructuring programs; (v) extraordinary non-recurring items as described in then-current accounting principles; (vi) extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events; and/or (x) foreign exchange gains and losses.

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3)    SHARES SUBJECT TO THE PLAN; EFFECT OF GRANTS; AWARD LIMITATIONS

a)	Number of Shares Available for Grants. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall not exceed the sum of (i) 560,000 Shares plus (ii) any Shares remaining available for the grant of awards as of the Effective Date under the Prior Plan, plus (iii) any Shares subject to an award granted under the Prior Plan, which award is forfeited, cash-settled, cancelled, terminated, expires or lapses for any reason after the Effective Date without the issuance of Shares or pursuant to which such Shares are forfeited. The Shares to be issued pursuant to the Awards may be authorized but unissued Shares or treasury Shares. If the Plan is approved, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.
b)	Limits on Awards. Subject to adjustment as provided in Section 18 hereof:

i)	The maximum aggregate number of Shares that may be issued under the Plan pursuant to the grant of Incentive Stock Options shall not exceed 560,000 Shares;
ii)	With respect to Directors, in any 12-month period, the maximum number of Shares subject to Awards granted during any 12-month period to any non-employee Director, taken together with any cash fees paid during such 12-month period to such Director in respect of service as a member of the Board, shall not exceed $900,000 in total value (calculating the value of any such Awards based on the Fair Market Value per Share on the date of grant of such an Award). (For purposes of this Section 3(b)(ii), an Option and Tandem SAR shall be treated as a single Award.).
c)	Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 3(a):
i)	For purposes of determining the number of Shares to be counted against the maximum share limit set forth in Section 3(a), each Share subject to an Award shall be counted against the limit as one (1) share.
ii)	To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
iii)	Awards settled in cash shall not be counted against the share limitations stated in Section 3(a) herein.
iv)	Dividends, including dividends paid in Shares, or Dividend Equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 3(a).
v)	To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason (and except as otherwise provided in Section 3(c)(vi) herein), including by reason of failure to achieve maximum performance factors or criteria, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
vi)	Notwithstanding the foregoing provisions of Section 3(c), the following Shares may not again be made available for issuance as Awards under the Plan: (A) Shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards; (B) Shares not issued or delivered as a result of the net settlement of an outstanding Award; (C) Shares withheld or delivered to pay the Exercise Price related to an Award; and (D) Shares repurchased on the open market with the proceeds of the Exercise Price of an Option.
vii)	Further, (A) Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan and (B) available Shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of Shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

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4)    ELIGIBILITY AND PARTICIPATION

a)	Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants; provided, that, with respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent applicable, the registration provisions of the federal securities laws, Code Section 409A and Code Section 424(a)).
b)	Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5)    TYPES OF AWARDS

a)	Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards.
b)	Designation of Award. Each Award shall be designated in the Award Agreement.

6)    OPTIONS

a)	Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. Notwithstanding the preceding sentence, Incentive Stock Options may be granted only to eligible Employees. An Option may be granted with or without a Tandem SAR.
b)	Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, forfeiture provisions, form of payment (cash, Shares or other consideration) upon settlement of the Award and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Code Section 422.
c)	Exercise Price. Except for Options adjusted pursuant to Section 18 herein, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.
i)	However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Parent or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).
ii)	In addition, the aggregate Fair Market Value, as of the date of grant, of the Shares with respect to which an Incentive Stock Option first becomes exercisable during any calendar year may not exceed $100,000. For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under this Plan and all other plans maintained by the Company, its Parents and its Subsidiaries shall be aggregated. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limitation on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit shall be automatically incorporated herein. To the extent any Incentive Stock Option is first exercisable by a Participant in excess of his or her $100,000 limit, the excess shall be treated as a Nonqualified Stock Option for all purposes.

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iii)	Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to one hundred percent (100%) of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
d)	Term of Options. The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years from the date on which the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Parent or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.
e)	Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, unless the Committee determines otherwise, in the event that any portion of an exercisable Option is scheduled to expire on the last day of the Option Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Laws to be imposed) and (B) the Exercise Price per Share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Exercise Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 6(f) (iii), below), and the net number of Shares resulting from such automatic exercise (or the cash equivalent thereof) shall be delivered to the Participant as soon as practicable thereafter.
f)	Payments. Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company:
i)	in cash or its equivalent;
ii)	by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;
iii)	by Shares withheld upon exercise;
iv)	by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price;
v)	in any other manner then permitted by the Committee; or
vi)	by a combination of any of the permitted methods of payment.

The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

g)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions, if any, shall be determined in the sole discretion of the Committee, need not be uniform among all Options and may reflect distinctions based on the reasons for termination of employment or service.
h)	Notice of Disposition. If Shares acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

7)    STOCK APPRECIATION RIGHTS

a)	Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. A SAR shall be considered to be granted on the date that the Committee acts to grant the SAR, or on such other date as may be established by the Committee in accordance with Applicable Law.

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b)	Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR and such other provisions as the Committee shall determine.
c)	Exercise Price. The Exercise Price per Share of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the Exercise Price per Share of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with an Exercise Price per Share not equal to at least one hundred percent (100%) of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
d)	Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years or, in the case of Tandem SARs, such shorter Option Period as may apply to the related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Committee shall terminate.
e)	Exercise of SARs.
i)	A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in an Award Agreement), and in no event after the complete termination or full exercise of the related Option. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.
(1)	Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (A) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (B) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (C) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.
ii)	Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.
iii)	Notwithstanding the foregoing, unless the Committee determines otherwise, in the event that any portion of an exercisable SAR is scheduled to expire on the last day of the SAR Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the SAR is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Laws to be imposed) and (B) the Exercise Price per Share of such portion of the SAR is less than the Fair Market Value, then on the date that such portion of the SAR is scheduled to expire, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Exercise Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 8(f), below), and the consideration payable upon such automatic exercise shall be delivered to the Participant as soon as practicable thereafter.
f)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
i)	the difference, if any, between the Fair Market Value of a Share on the date of exercise over the Exercise Price per Share; by
ii)	the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

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g)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions, if any, shall be determined in the sole discretion of the Committee, need not be uniform among all SARs and may reflect distinctions based on the reasons for termination of employment or service.

8)    RESTRICTED STOCK

a)	Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)	Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.
c)	Period of Restriction and Other Restrictions. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service, restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or any combination of any such or other conditions. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.
d)	Removal of Restrictions. Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.
e)	Vesting of Restricted Stock. Subject to the terms of the Plan, the Committee shall have sole authority to determine whether and to what degree Awards of Restricted Stock have vested and been earned and are payable and to establish and interpret the terms and conditions of such Awards of Restricted Stock.
f)	Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
g)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock and may reflect distinctions based on the reasons for termination of employment or service.

9)    RESTRICTED STOCK UNITS

a)	Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)	Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted and such other provisions as the Committee shall determine.
c)	Value of Restricted Stock Units. The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.
d)	Period of Restriction. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a

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stipulated purchase price for each Restricted Stock Unit, a requirement that the issuance of Shares related to such Restricted Stock Units be delayed, restrictions based upon the achievement of specific performance goals, continued service or employment for a certain period of time, additional time-based restrictions, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service, restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock Units or any combination of any such or other conditions.
e)	Vesting of Restricted Stock Units. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree Awards of Restricted Stock Units have vested and been earned and are payable and to establish and interpret the terms and conditions of such Awards of Restricted Stock Units.
f)	Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
g)	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
h)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units and may reflect distinctions based on the reasons for termination of employment or service.

10)   PERFORMANCE SHARES

a)	Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. An Award of a Performance Share is a grant of a right to receive Shares, the cash value thereof or a combination thereof (in the Committee’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a Share.
b)	Award Agreement. Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted and such other provisions as the Committee shall determine.
c)	Performance Period. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Performance Period and shall determine the conditions which must be met in order for a grant of Performance Shares to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service or a combination of any such or other conditions.
d)	Value of Performance Shares. The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.
e)	Earning of Performance Shares. Subject to the terms of the Plan (and taking into account Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree grants of Performance Shares have been earned and are payable and to interpret the terms and conditions of grants of Performance Shares and the provisions of this Section 10.
f)	Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).
g)	Voting Rights. A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.
h)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants and may reflect distinctions based on the reasons for termination of employment or service.

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11)   PERFORMANCE SHARE UNITS

a)	Grant of Performance Share Units. Subject to the terms and conditions of the Plan, Performance Share Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. An Award of a Performance Share Unit is a grant of a right to receive Shares or a designated dollar value amount of Common Stock, which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Committee at the time of grant.
b)	Award Agreement. Each grant of Performance Share Units shall be evidenced by an Award Agreement that shall specify the number of Performance Share Units granted, the Performance Period(s) and Performance Measure(s), the performance goals and such other provisions as the Committee shall determine.
c)	Performance Period. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Performance Period and shall determine the conditions which must be met in order for an Award of Performance Share Units to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Disability, death or other termination of employment or service or a combination of any such or other conditions.
d)	Value of Performance Share Units. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Share Units that will be paid out to the Participants.
e)	Earning of Performance Share Units. Subject to the terms of the Plan (and taking into account Code Section 409A considerations), the Committee shall have sole authority to determine whether and to what degree grants of Performance Share Units have been earned and are payable and to interpret the terms and conditions of grants of Performance Share Units and the provisions of this Section 11.
f)	Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of earned Performance Share Units shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Share Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Share Units (or a combination thereof).
g)	Voting Rights. A Participant shall have no voting rights with respect to any Performance Share Units granted hereunder.
h)	Termination of Employment or Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive a payout respecting an Award of Performance Share Units following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Share Units and may reflect distinctions based on reasons for termination of employment or service.

12)   OTHER STOCK-BASED AWARDS

a)	Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee and the payment of Shares in lieu of cash under other Company incentive or bonus programs.
b)	Period of Restriction. Subject to the provisions of Section 2(e) herein, the Committee shall determine the nature, length and starting date of the Period of Restriction and shall impose such other conditions and/or restrictions on any Awards granted pursuant to this Section 12 as it may deem advisable.
c)	Payment of Other Stock-Based Awards. Subject to Section 12(b) hereof, payment under or settlement of any Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine.
d)	Termination of Employment or Service. The Committee shall determine the extent, if any, to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or service or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards and may reflect distinctions based on the reasons for termination of employment or service.

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13)   CASH-BASED AWARDS

a)	Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)	Award Agreement. Each grant of a Cash-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions, restrictions and contingencies, if any, as the Committee shall determine and as set forth in the Award Agreement.
c)	Form and Timing of Payment. Except as otherwise provided in Section 18 herein or a Participant’s Award Agreement, payment of Cash-Based Awards shall be made in cash at a specified payment date that shall not be earlier than the last day of the relevant restriction period or performance period, if applicable.
d)	Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting a Cash-Based Award following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants and may reflect distinctions based on the reasons for termination of employment.

14)   DIVIDENDS AND DIVIDEND EQUIVALENTS

At the discretion of the Committee, Awards other than Options or SARs may provide Participants with the right to receive Dividends or Dividend Equivalents; provided, however, that Dividends and Dividend Equivalents (whether paid in cash or Shares), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or relevant portion thereof) has vested and/or been earned. Any crediting of Dividends or Dividend Equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents. Notwithstanding the other provisions herein, any Dividends or Dividend Equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related Dividends or Dividend Equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and Dividends or Dividend Equivalents are in compliance with Code Section 409A.

15)   TRANSFERABILITY OF AWARDS

Incentive Stock Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or by the laws of descent and distribution, or, in the Committee’s discretion, such transfers for no consideration as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Awards other than Incentive Stock Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than transfers for no consideration by will or the laws of descent and distribution, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option or SAR shall be exercisable during a Participant’s lifetime only by such Participant or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

16)   WITHHOLDING OF TAXES

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for Shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Committee may in its discretion establish procedures to require (or permit) a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company Shares held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold Shares from the Shares to which the recipient is otherwise entitled. The number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with Applicable Laws and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Committee. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

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17)   CONDITIONS UPON ISSUANCE OF SHARES

a)	The Company may impose such restrictions on Awards, Shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, Shares shall not be issued, delivered or transferred pursuant to the exercise or vesting of an Award, and the Company shall not make any other distribution of benefits under the Plan or take any other action unless the exercise or vesting of such Award and/or such delivery, distribution or action shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company will be under no obligation to register Shares or other securities with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.
b)	As a condition to the exercise or vesting of an Award, the issuance and delivery of Shares pursuant thereto or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of Shares, and any employment, consulting, non-competition, confidentiality, non-solicitation, non-disparagement or other agreements or provisions imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of Shares issued under the Plan shall be permitted to transfer such Shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Laws. The Committee reserves the right to impose other requirements on an Award and the Shares issuable pursuant to an Award to the extent that the Committee determines it is necessary or advisable for legal or administrative reasons, and to require a Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. The receipt of Shares or any other benefit under the Plan by a Participant or any other holder shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such Shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Laws.

18)   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In the event of any non-reciprocal transaction between the Company and the stockholders of the Company that causes the per share value of Shares underlying an Award to change, such as a stock dividend, stock split distributable in Shares or reverse stock split, spin off, rights offering, recapitalization through a large, nonrecurring cash dividend or any combination or reclassification of the Common Stock, and in the event of any other change in corporate capitalization affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), such as a merger, change in control, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or similar transaction or event involving the Company, or any partial or complete liquidation of the Company, the Company, in its sole discretion, may cause there to be made an equitable adjustment to the number and type of shares that may be issued under the Plan, or to any individual under the Plan, to the number and type of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable, and such adjustment shall be conclusive and binding for all purposes of the Plan. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class.

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19)   CHANGE IN CONTROL, CASH-OUT AND TERMINATION OF UNDERWATER OPTIONS/SARS AND SUBSIDIARY DISPOSITION

a)	Change in Control. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 19(b) hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:
i)	any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s Continuous Service is terminated without Cause within twenty-four (24) months following consummation of a Change in Control, any assumed, converted or replacement awards shall become immediately exercisable;
ii)	any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units and Other Stock-Based Awards shall lapse unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that a Participant’s Continuous Service is terminated without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any assumed, converted or replacement awards shall lapse upon such termination; and
iii)	any and all Performance Shares, Performance Share Units and other Awards (if performance-based) shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of actual performance achieved as of the date of the Change in Control, if actual performance is determinable, or (B) at the target level, if actual performance is not determinable. Unless the Committee determines otherwise, the amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

With respect to paragraphs (i) and (ii) of Section 19(a) above, the Award Agreement may provide that any assumed, converted or replacement awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of a Participant’s Continuous Service by the Participant for “good reason” as such term is defined in such Award Agreement or any employment, change in control, severance, consulting or other similar agreement, plan or policy applicable to such Participant.

b)	Cash-Out and Termination of Underwater Options/ SARs. The Committee may, in its sole discretion, provide that:
i)	all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR Exercise Price; and
ii)	Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR Exercise Price.
c)	Subsidiary Disposition. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

d)	Effect of Change in Control or Other Agreement. Notwithstanding any other provision of the Plan to the contrary, and unless an individual Award Agreement expressly provides otherwise, in the event that a Participant has entered into or is a participant in a change in control, employment, severance, consulting or similar agreement, plan or policy with or established by the Company or an Affiliate, the Participant shall be entitled to the greater of the benefits provided upon a Change in Control under the Plan or the benefits provided upon a change of control of the Company under the other respective agreement, plan or policy, and such other respective agreement, plan or policy shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon the occurrence of a Change in Control as defined in the Plan.

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20)   AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

a)	Amendment, Modification and Termination of Plan. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval if required under Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.
b)	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 19 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
c)	Awards Previously Granted. The Committee may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Sections 20(b) and (d)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.
d)	Amendments to Comply with Applicable Laws. Notwithstanding the provisions of this Section 20, the Committee shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but in no way limited to Code Section 409A and Code Section 422 and federal securities laws).
e)	No Repricing. Except for adjustments made pursuant to Section 18 or in connection with a Change in Control, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which Shares are listed.

21)   RESERVATION OF SHARES

a)	The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
b)	The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22)   RIGHTS OF PARTICIPANTS

a)	Continued Employment or Service. Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall not confer upon any Participant any right with respect to continuation of employment or service with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or service at any time and for any reason or no reason. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Committee, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.
b)	Participant. The Company shall have no obligation to treat Participants or Awards uniformly. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

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23)   SUCCESSORS

All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company, and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors. All obligations of Participants under the Plan and with respect to Awards shall be binding on such Participants, their executors, administrators and permitted transferees and beneficiaries.

24)   LEGAL CONSTRUCTION; GENERAL PROVISIONS

a)	Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include any other gender, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation, unless the Committee determines otherwise.
b)	Severability. In the event any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
c)	Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants .
d)	Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Any and all disputes between a Participant or person claiming through him or her and the Company or any Affiliate relating to the Plan or an Award shall be brought only in the state courts located in Denver, Colorado, or the United States District Court for the District of Colorado, as appropriate.
e)	Unfunded Plan. The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
f)	Non-Exclusive Plan.
i)	The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Committee.
ii)	Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall affect any incentive arrangement in effect for the Company or any Affiliate, nor shall they be construed as creating any limitations on the power of the Board or a committee thereof

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to adopt such other incentive arrangements for employees or service providers of the Company or any Affiliate as it may deem desirable.

g)	Stockholder Rights. Except as otherwise determined by the Committee (and subject to the provisions of Section 9(c) regarding Awards of Restricted Stock), a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any Shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued and delivered to him or them under the Plan. A certificate or certificates for Shares acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Exercise Price (except as may otherwise be determined by the Company in the event of payment of the Exercise Price pursuant to Section 6(f)(iv)). Except as otherwise provided in Section 9(d) regarding Awards of Restricted Stock or otherwise determined by the Administrator, a certificate for any Shares issuable pursuant to an Award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units or Other Stock-Based Awards shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated Shares, other written notice of ownership in accordance with Applicable Laws shall be provided) after the Award (or portion thereof) has vested and been earned.
h)	Beneficiary Designation. The Committee may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Committee determines otherwise. The Committee shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Committee.
i)	Right to Offset. Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
j)	Uncertificated Shares. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of Shares, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Laws (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).
k)	Income and Other Taxes. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any income or excise taxes and penalties arising under Code Section 409A), and the Company shall not have any obligation to indemnify, gross up or otherwise hold any Participant or any other person harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.
l)	Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or an Award Agreement, the Committee has sole discretion to determine (taking into account Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
m)	Stockholder Approval. The Plan is subject to the approval of the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date. Amendments to the Plan shall be subject to stockholder approval if and to the extent required under Applicable Laws.

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n)	Deferrals: Subject to the provisions of this Section 24(n) and Section 25, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Committee and to any applicable Code Section 409A requirements.
o)	Fractional Shares. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of Shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share and (ii) no fractional Shares shall be issued. The Committee may, in its discretion, determine that a fractional Share shall be settled in cash.
p)	Compliance with Recoupment, Ownership and Other Policies or Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Committee may, at any time, consistent with, but without limiting, the authority granted in Section 2(b) herein, in its discretion provide that an Award, Shares, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have agreed to comply with the Company’s Clawback Policy(ies), Stock Ownership and Equity Retention Policy(ies) and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under an Award Agreement, other agreement or arrangement and/or Applicable Laws. By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 24(p).
q)	Attestation. Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Award or taxes relating to the exercise, vesting or earning of an Award by delivering Shares, the Participant may, unless the Committee determines otherwise and subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise, vesting or earning of the Award, as appropriate.
r)	Plan Controls. Unless the Committee determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan
s)	Indemnification. No member of the Board or Committee, as applicable, shall be liable while acting as the administrator of the Plan for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Committee is delegated may have under the Company’s certificate of incorporation, bylaws and/or other instrument and/or pursuant to Applicable Laws, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company’s legal counsel or paid in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be formally determined that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit or proceeding.
t)	Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver to and obtain a Participant’s acceptance of any documents related to an Award that may be granted under the Plan by electronic means or request such Participant’s consent to participate in the Plan by electronic means.

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25)   CODE SECTION 409A COMPLIANCE

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of Shares or any other benefit issuable pursuant to an Award that are otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions that were delayed to be made during the seventh month following separation of service, and any remaining payments due to be made in accordance with the Plan or Award Agreement), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A; and, provided further, if such a distribution is settled in cash in an amount based on the Fair Market Value of the Common Stock, then the Fair Market Value of the Common Stock shall be determined as of the date of settlement following the expiration of the six-month period unless an Award Agreement provides otherwise. For the purposes herein, the phrase “termination of employment” or similar phrases will be interpreted in accordance with the term “separation from service” as defined under Code Section 409A if and to the extent required under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Neither the Company, its Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement comply with Code Section 409A, and in no event will the Company, its Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Code Section 409A.

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GLOSSARY OF DEFINED TERMS

1)    DEFINITIONS

In addition to other terms defined herein, in an Award Agreement, or in another applicable instrument, the following definitions shall apply:

“Affiliate” means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with, or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

“Applicable Laws” means the legal requirements (or similar guidance) relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the listing or other rules of any applicable stock exchange or national market system. References to applicable legal requirements, including references to any sections or other provisions of applicable legal requirements, shall also refer to any successor provisions thereto unless the Committee determines otherwise.

“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Cash-Based Awards granted under the Plan.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means a cash-based Award as described in Section 13 herein.

“Cause” means, unless the Committee determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under any Award Agreement or employment, change in control, severance, consulting or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or if any such plan or agreement does not define “Cause,” (A) the willful and continued failure of the Participant substantially to perform the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (B) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or its Affiliates; (C) the Participant’s commission of an act or acts constituting any fraud against, or misappropriation or embezzlement from, the Company or any of its Affiliates; or (D) the Participant’s material breach of any confidentiality, non-solicitation or non-competition covenant entered into between the Participant and the Company. The determination of “Cause” shall be made by the Committee and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.

“Change in Control” means, except as otherwise may be determined by the Committee:

a)	The acquisition any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of at least 25% of either (i) the then outstanding Shares (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of section (c) of this definition of “Change in Control;” or
b)	Individuals who, as of the date hereof, constitute the Board (the “Qualified Board”) cease for any reason within any period of 24 months to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Qualified Board, shall be considered as though such individual were a member of the Qualified Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of

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an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c)	Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
d)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in this definition of “Change in Control,” a transaction shall not constitute a Change in Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

For purposes of determining whether a Change in Control has occurred, with respect to any Person, for all purposes of this Plan, any calculation of the number of Shares or voting securities outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Shares or voting securities of which such Person is the beneficial owner, shall include the number of Shares or voting securities not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Plan; provided, however, that the number of Shares or voting securities not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Plan shall not be included for the purpose of computing the percentage of the outstanding Shares or voting securities beneficially owned by any other Person (unless such other Person is also deemed to beneficially own, for purposes of this Plan, such Shares or voting securities not outstanding).

A Person shall be deemed the “beneficial owner”, and to have “beneficial ownership” of, and to “beneficially own”, any securities as to which such Person or any of such Person’s affiliates or associates is or may be deemed to be the beneficial owner, directly or indirectly, pursuant to Rules 13d-3 and 13d-5 under the Exchange Act. As used in this paragraph, the terms “affiliate” and “associate” have the meanings ascribed to them in Rule 12b-2 under the Exchange Act.

Notwithstanding the preceding provisions, in the event that any compensation paid under the Plan is deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then payment to be made upon a Change in Control may be permitted, in the Board’s discretion (if and to the extent permitted under Code Section 409A), upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

The Committee shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change in Control has occurred, the date of the occurrence of such Change in Control, and any incidental matters related thereto.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan. For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.

“Common Stock” means the common stock of the Company, par value $1.00 per share, or any successor securities thereto.

“Company” means DMC Global Inc. and any successor thereto as provided in Section 23 herein. In the Committee’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

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“Consultant” means any independent contractor, non-employee consultant or advisor providing services (other than capital raising services) to the Company or an Affiliate.

“Continuous Service” means, except as may otherwise be determined by the Committee, that the provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company, (ii) any change in position; provided, that the Participant remains as one of an Employee, Director or Consultant or (iii) transfers between locations of the Company or between the Company, any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Director” means any individual, who is not an Employee, who is a member of the Board of Directors of the Company or a Subsidiary.

“Disability” means, except as may otherwise be determined by the Committee (taking into account any Code Section 409A considerations), the Participant’s entitlement to long-term disability benefits pursuant to the long-term disability plan maintained by the Company or in which the Company’s employees participate. For purposes of Incentive Stock Options, “Disability” shall have the meaning set forth in Code Section 22(e)(3) if and to the extent required.

“Dividend” means the dividends declared and paid on Shares subject to an Award.

“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

“Employee” means any employee of the Company or an Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h) (or any successor provision related thereto).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an Option or SAR may be exercised by a Participant.

“Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of a Share determined as follows:

a)	Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share on the date an Award is granted or other determination is made (such date, the “valuation date”) (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the valuation date (or, if no prices were reported on that date, on the last date such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
b)	In the absence of an established market of the type described above, for the Shares, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

Notwithstanding the foregoing, (x) with respect to the grant of Incentive Stock Options, the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (y) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 herein.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422 of the Code.

“Nonqualified Stock Option” means an Option (or portion thereof) that is not intended to meet the requirement or does not meet the requirement of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 herein.

“Option Period” means the term of an Option, as provided in Section 6(d), not to exceed ten (10) years.

“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 herein.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

“Performance Measures” means one or more performance factors or criteria which may be established by the Committee with respect to an Award. Performance Measures may be based on such corporate, business unit, division, individual and/or other performance factors or criteria, whether objective or subjective, as the Committee in its discretion

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may deem appropriate. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates, or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Committee may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after-tax basis, and/or any combination thereof.

“Performance Period” means the period during which a Performance Measure must be met.

“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.

“Performance Share Unit” means an Award granted to a Participant, as described in Section 11 herein.

“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 12 herein.

“Plan” means the DMC Global Inc. 2025 Omnibus Incentive Plan, as amended and/or restated.

“Prior Plan” means the DMC Global Inc. 2016 Omnibus Incentive Plan, as amended and/or restated.

“Restricted Stock” means an Award granted to a Participant, as described in Section 8 herein.

“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 herein.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of Common Stock, subject to adjustment pursuant to Section 18 herein, or any successor securities thereto.

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 herein.

“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).

“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

“Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 herein.

“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

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Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received 11:59pm ET, on May 13, 2025. Online Go to www.investorvote.com/BOOM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within e USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BOOM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends vote A FOR each Nominee and FOR Proposals 2 through 4. 1. Election of Directors: 01 – James O’Leary 02 – Simon M. Bates 03 – Ruth I. Dreessen 04 – Michael A. Kelly 05 – Ouma Sananikone Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 04 05 For Against Abstain 2. Advisory vote on executive compensation. 3. Approval of the DMC Global Inc. 2025 Omnibus Incentive Plan. 4. Ratification of appointment of Ernst & Young LLP as auditor for 2025. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 044ACC

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2025 Annual Meeting Admission Ticket 2025 Annual Meeting of DMC Global Inc. Stockholders May 14, 2025, 8:30am MT DMC Global Inc. 11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BOOM IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Proxy — DMC Global Inc. 2025 Annual Meeting of DMC Global Inc. Stockholders May 14, 2025, 8:30 a.m. local time 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DMC GLOBAL INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS – May 14, 2025 The undersigned hereby constitutes and appoints Eric V. Walter and Brett A. Seger, and each of them, the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and vote all shares that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of DMC Global Inc. to be held at 11800 Ridge Parkway, Suite 300, Broomfield, CO 80021, on May 14, 2025, at 8:30 a.m., local time, and at any postponements, continuations and adjournments thereof, on all matters as may properly come before said meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, and 4. (Continued and to be signed on reverse side.) C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below.